    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 23, 2004
                                              SECURITIES ACT FILE NO. 333-117143
                                       INVESTMENT COMPANY ACT FILE NO. 811-21600

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM N-2

 (CHECK APPROPRIATE BOX OR BOXES)
 [X]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
 [X]  PRE-EFFECTIVE AMENDMENT NO. 1
 [ ]  POST-EFFECTIVE AMENDMENT NO.
                              AND/OR
 [X]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF
      1940
 [X]  AMENDMENT NO. 1

                             ---------------------
                  SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.
               (Exact Name of Registrant as Specified In Charter)
                             ---------------------
                                345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
                    (Address of Principal Executive Offices)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-349-4281
                               BRUCE A. ROSENBLUM
                           DEUTSCHE ASSET MANAGEMENT
                                ONE SOUTH STREET
                                   BAL01-1806
                           BALTIMORE, MARYLAND 21202
                                  410-895-3883
                    (Name and Address of Agent For Service)
                             ---------------------
                                 WITH COPY TO:

               BURTON M. LEIBERT, ESQ.                              LEONARD B. MACKEY, JR., ESQ.
             WILLKIE FARR & GALLAGHER LLP                              CLIFFORD CHANCE US LLP
                  787 SEVENTH AVENUE                                    31 WEST 52ND STREET
               NEW YORK, NEW YORK 10019                               NEW YORK, NEW YORK 10019

                             ---------------------
    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

    If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]
                             ---------------------
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                        PROPOSED             PROPOSED            AMOUNT OF
            TITLE OF SECURITIES                  AMOUNT BEING       MAXIMUM OFFERING    MAXIMUM AGGREGATE       REGISTRATION
              BEING REGISTERED                  REGISTERED(1)        PRICE PER UNIT       OFFERING PRICE         FEE(1)(2)
--------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.01 par value...............    66,660 shares            $15.00              $999,900             $126.70
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the registration fee.

(2) $126.70 was previously wired to the Securities and Exchange Commission's account at Mellon Bank, Pittsburgh, Pennsylvania in connection with the initial filing of the Registration Statement.
                             ---------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                  SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.

                             CROSS REFERENCE SHEET

                              PART A -- PROSPECTUS

ITEM IN PART A OF FORM N-2 SPECIFIED IN PROSPECTUS           LOCATION IN PROSPECTUS
--------------------------------------------------  ----------------------------------------
Item 1.   Outside Front Cover.....................  Cover Page
Item 2.   Inside Front and Outside Back Cover
          Page....................................  Cover Page; Inside Front Cover Page;
                                                    Outside Back Cover Page
Item 3.   Fee Table and Synopsis..................  Summary of Fund Expenses
Item 4.   Financial Highlights....................  Inapplicable
Item 5.   Plan of Distribution....................  Cover page; Prospectus Summary;
                                                    Underwriting
Item 6.   Selling Shareholders....................  Inapplicable
Item 7.   Use of Proceeds.........................  Use of Proceeds; Investment Objectives
                                                    and Policies
Item 8.   General Description of the Registrant...  Cover page; Prospectus Summary; The
                                                    Fund; Investment Objectives and
                                                    Policies; Risk Factors; Additional Risk
                                                    Considerations; Description of Shares;
                                                    Tender Offers
Item 9.   Management..............................  Prospectus Summary; Management of the
                                                    Fund
Item 10.  Capital Stock, Long-Term Debt, and Other
          Securities..............................  Investment Objectives and Policies;
                                                    Dividends and Distributions; Taxation;
                                                    Description of Shares
Item 11.  Defaults and Arrears on Senior
          Securities..............................  Inapplicable
Item 12.  Legal Proceedings.......................  Inapplicable
Item 13.  Table of Contents of the Statement of
          Additional Information..................  Table of Contents of the Statement of
                                                    Additional Information

                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

                LOCATION IN STATEMENT OF ADDITIONAL INFORMATION

 ITEM IN PART A OF FORM N-2 SPECIFIED IN PROSPECTUS            LOCATION IN PROSPECTUS
-----------------------------------------------------  ---------------------------------------
Item 14.      Cover Page.............................  Cover Page
Item 15.      Table of Contents......................  Table of Contents
Item 16.      General Information and History........  Inapplicable
Item 17.      Investment Objectives and Policies.....  Investment Objectives and Policies;
                                                       Investment Restrictions
Item 18.      Management.............................  Management of the Fund; Compensation of
                                                       Directors and Certain Officers;
                                                       Investment Advisory and Other Services
Item 19.      Control Persons and Principal Holders
              of Securities..........................  Management of the Fund
Item 20.      Investment Advisory and Other
              Services...............................  Investment Advisory and Other Services
Item 21.      Brokerage Allocation and Other
              Practices..............................  Portfolio Transactions and Brokerage;
                                                       Determination of Net Asset Value
Item 22.      Tax Status.............................  Taxation
Item 23.      Financial Statements...................  Report of Independent Accountants;
                                                       Statement of Assets and Liabilities

             PART C -- OTHER INFORMATION
Item 24-33.   Items 24-33 have been answered in Part
              C of this Registration Statement

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                             SUBJECT TO COMPLETION

                  PRELIMINARY PROSPECTUS DATED AUGUST 23, 2004

PROSPECTUS

                                              SHARES

                  SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.
                                 COMMON SHARES

                                $15.00 PER SHARE
                             ----------------------
       Investment Objectives. Scudder Global Commodities Stock Fund, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company. The Fund's investment objective is capital appreciation with total return as a secondary objective.

       Portfolio Contents. Under normal market conditions, the Fund will invest substantially all but not less than 80% of its total assets in equity and commodities-linked securities of companies in commodities-related industries or other issuers where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes. Commodities are assets that have tangible properties, such as oil, metal and agricultural products. Securities of companies in commodities-related industries include common stocks, preferred securities, warrants, convertible securities and other equity and commodities-linked securities issued by such companies or other issuers where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes.
                                                   (continued on following page)

       INVESTING IN THE FUND'S COMMON SHARES INVOLVES RISKS THAT ARE DESCRIBED IN THE "RISK FACTORS" SECTION BEGINNING ON PAGE 32 OF THIS PROSPECTUS.
                             ----------------------

                                                              PER SHARE           TOTAL(1)
                                                              ---------           --------
Public offering price.......................................    $15.00               $
Sales load(2)...............................................     $.675               $
Estimated offering expenses(3)..............................      $.03               $
Proceeds, after expenses, to the Fund.......................   $14.295               $

       (1) The underwriters may also purchase up to an additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds
           to the Fund will be $    , $    , $    and $    , respectively.

       (2) The Fund has agreed to pay the underwriters $.005 per common share as a partial reimbursement of expenses incurred by them in connection with the offering. The amount payable by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the common shares sold in this offering. The Investment Manager has agreed to pay organizational and offering expenses of the Fund (other than sales load, but including the reimbursement of expenses described above) that exceed $.03 per common share and has also agreed to pay certain additional compensation to Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and A.G. Edwards & Sons, Inc. See "Underwriting."

       (3) The total expenses of organization and the expenses of the common shares offering (which do not include the sales load) paid by the Fund are estimated at $715,000, which represents $.03 per common share issued.

       Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

       The common shares will be ready for delivery on or about          , 2004.

                             ----------------------

MERRILL LYNCH & CO.  UBS INVESTMENT BANK  A.G. EDWARDS  DEUTSCHE BANK SECURITIES

ADVEST, INC.                    BB&T CAPITAL MARKETS            ROBERT W. BAIRD & CO.
FERRIS, BAKER WATTS      H&R BLOCK FINANCIAL ADVISORS, INC.   KEYBANC CAPITAL MARKETS
INCORPORATED
LEGG MASON WOOD WALKER           OPPENHEIMER & CO.                RBC CAPITAL MARKETS
INCORPORATED
STIFEL, NICOLAUS & COMPANY
INCORPORATED

                             ----------------------

                   The date of this prospectus is           , 2004.

(continued from previous page)

       Commodities-related industries include, but are not limited to, (i) those directly engaged in the production of commodities such as minerals, metals, agricultural commodities, chemicals, pulp and paper, building materials, oil and gas, other energy or other natural resources and (ii) companies that use commodities extensively in their products or provide services to commodities-related industries. A company will be considered by Deutsche Investment Management Americas Inc., the Fund's investment manager (the "Investment Manager"), to be in a commodities-related industry if, as determined by the Investment Manager, at least 50% of the company's assets, revenues or net income are derived from or related to a commodities-related industry.

       Commodities-linked structured notes and other commodities-linked derivative investments are hybrid instruments. A hybrid instrument is a derivative investment. Its value is derived from, or linked to, the value of another investment or asset. Hybrid instruments have higher risk of volatility and loss of principal. You should carefully consider these risks before investing.

       The Fund will invest globally and may invest without limit in securities of non-U.S. issuers. The Fund may invest in securities of foreign issuers in foreign markets and in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs").

       The Fund, under normal market conditions, will invest in securities of companies domiciled primarily in developed countries, but the Fund may invest up to 30% of its total assets in securities of companies domiciled in emerging markets countries.

       As a hedge against a decline in the value of its portfolio investments or to achieve returns consistent with those anticipated to be earned from investments in commodities-related securities, the Fund also expects to invest in options, swaps and futures contracts. The Fund may also engage in foreign currency transactions, including foreign currency forward contracts and other strategic transactions in connection with its investments in securities of foreign commodities-related industries.

       The Fund may invest up to 20% of its total assets in debt securities of companies in commodities-related industries and may invest up to 20% of its total assets in preferred securities of companies in commodities-related industries. The actual percentage of common and preferred stocks in the Fund's investment portfolio may vary over time. The Fund will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such securities have ratings of "BBB" or higher by Standard & Poor's Ratings Services ("S&P"), "Baa" or higher by Moody's Investors Service, Inc. ("Moody's") or an equivalent rating by a nationally recognized statistical rating agency or if such securities are unrated but, in the opinion of the Investment Manager, are determined to be of equivalent quality. Securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the securities to pay interest and repay principal. Due in part to the risk involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative.

       The Fund will not invest more than 25% of its total assets in the securities of any one issuer. Although the Fund will invest primarily in equity and commodities-linked securities that are publicly traded, the Fund may invest up to 20% of its total assets in illiquid securities of commodities-related companies, including privately-negotiated equity or debt securities.

       The Fund will invest primarily in securities of commodities-related companies with market capitalizations that range, in the current market environment, from approximately $100 million to approximately $200 billion. However, there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest. There can be no assurance that the Fund will achieve its investment objectives. See "Investment Objectives and Policies" and "Risk Factors."

       Investment Manager. The Fund's investment manager is Deutsche Investment Management Americas Inc. The investment manager is part of the U.S. asset management activities of Deutsche Bank AG.

       Exchange Listing. The Fund's common shares have been accepted for listing on the New York Stock Exchange upon notice of issuance under the symbol "GCS." Because the Fund is recently organized, its common shares have no history of public trading. The shares of closed-end investment companies frequently trade at a discount from their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering.

       Tender Offers for Shares. Under certain circumstances, the Fund intends to make tender offers for up to 5% of the Fund's outstanding common shares at or near net asset value on a semiannual basis, subject to certain conditions described in this prospectus, for a total of six consecutive semiannual periods. The Fund will make its first tender offer during the semiannual period ending December 2005 if certain conditions are met. See "Tender Offers."

       You should read the prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and you should retain this prospectus for future reference. A Statement of Additional
Information, dated           , 2004 (the "SAI"), containing additional
information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You can review the table of contents of the SAI on page 58 of this prospectus. You may request a free copy of the SAI by calling (800) 349-4281. You may also obtain the SAI and other information regarding the Fund on the Securities and Exchange Commission's web site (http://www.sec.gov).

       The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Prospectus Summary..........................................    6
Summary of Fund Expenses....................................   19
The Fund....................................................   20
Use of Proceeds.............................................   20
Investment Objectives and Policies..........................   20
Risk Factors................................................   32
Additional Risk Considerations..............................   38
Management of the Fund......................................   40
Dividends and Distributions.................................   42
Closed-End Fund Structure...................................   46
Possible Conversion to Open-End Status......................   46
Taxation....................................................   47
Description of Shares.......................................   49
Tender Offers...............................................   50
Certain Provisions of the Charter and By-Laws...............   51
Underwriting................................................   54
Custodian, Transfer Agent, Dividend-Disbursing Agent and
  Registrar.................................................   57
Legal Matters...............................................   57
Additional Information......................................   57
Table of Contents of the Statement of Additional
  Information...............................................   58

                             ---------------------

       YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

                               PROSPECTUS SUMMARY

       This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information, especially the information set forth under the heading "Risk Factors."

THE FUND......................   Scudder Global Commodities Stock Fund, Inc., a
                                 Maryland corporation (the "Fund"), is a
                                 recently organized, non-diversified, closed-end management investment company. See "The Fund."

THE OFFERING..................   The Fund is offering          shares of common
                                 stock, $.01 par value per share ("common
                                 shares"), through a group of underwriters led
                                 by Merrill Lynch, Pierce, Fenner & Smith
                                 Incorporated. The initial public offering price
                                 is $15.00 per share. The minimum purchase
                                 pursuant to this offering is 100 common shares
                                 ($1,500). The underwriters have been granted an
                                 option to purchase up to          additional
                                 common shares to cover overallotments. See
                                 "Underwriting."

INVESTMENT OBJECTIVES AND
POLICIES......................   Investment Objectives.  The Fund's investment
                                 objective is capital appreciation with total return as a secondary objective. The Fund's investment objectives and certain investment policies are considered fundamental and may not be changed without shareholder approval. See
                                 "Investment Objectives and Policies."

                                 Portfolio Contents. Under normal market conditions, the Fund will invest substantially all but not less than 80% of its total assets in equity and commodities-linked securities of companies in commodities-related industries or other issuers where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes.
                                 Commodities are assets that have tangible properties, such as oil, metal and agricultural products. Securities of companies in commodities-related industries include common stocks, preferred securities, warrants, convertible securities and other equity and commodities-linked securities issued by such companies. As a hedge against a decline in the value of its portfolio investments or to achieve returns consistent with those anticipated to be earned from investments in commodities-related securities, the Fund also expects to invest in options, swaps and futures contracts. The Fund may also engage in foreign currency transactions, including foreign currency forward contracts and other strategic transactions in connection with its investments in securities of foreign commodities-related industries. Commodities-related industries include, but are not limited to, (i) those directly engaged in the production of commodities such as minerals, metals, agricultural commodities, chemicals, pulp and paper, building materials, oil and gas, other energy or other natural resources and (ii) companies that use commodities extensively in their products or provide services to commodities-related industries. A company will be considered by the Investment Manager to be in a commodities-related industry if, as determined by the Investment Manager, at least 50% of the company's assets, revenues or net income are derived from or related to a commodities-related industry.
                                 Commodities-linked
                                 structured notes and other commodities-linked derivative investments are hybrid instruments. A hybrid instrument is a derivative investment. Its value is derived from, or linked to, the value of another investment or asset. Hybrid instruments have higher risk of volatility and loss of principal. You should carefully consider these risks before investing. The Fund will invest globally and may invest without limit in securities of non-U.S. issuers. The Fund may invest in securities of foreign issuers in foreign markets and in the form of ADRs and EDRs. The Fund, under normal market conditions, will invest in securities of companies domiciled primarily in developed countries but the Fund may invest up to 30% of its total assets in securities of companies domiciled in emerging markets countries. The Fund may invest up to 20% of its total assets in debt securities of companies in commodities-related industries and may invest up to 20% of its total assets in preferred securities of companies in commodities-related industries. The actual percentage of common and preferred stocks in the Fund's investment portfolio may vary over time. The Fund will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such securities have ratings of "BBB" or higher by S&P, "Baa" or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency or if such securities are unrated but, in the opinion of the Investment Manager, are determined to be of equivalent quality. Securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the securities to pay interest and repay principal. Due in part to the risk involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative.

                                 The Fund follows a focused investment approach tending to invest in securities of between 40 and 80 issuers, although this number can vary depending on market conditions. However, the Fund will not invest more than 25% of its total assets in the securities of one issuer. Although the Fund will invest primarily in equity securities that are publicly traded, the Fund may invest up to 20% of its total assets in illiquid securities of commodities- related companies including privately-negotiated equity or debt securities.

                                 The Fund will invest primarily in securities of commodities-related companies with market capitalizations that range, in the current market environment, from approximately $100 million to approximately $200 billion. However, there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest.

                                 The Fund's policy of investing at least 80% of its total assets in equity and commodities-linked securities of commodities-related companies is not fundamental. If the Board of Directors of the Fund changes this non-fundamental policy to one allowing the

                                 Fund to invest less than 80% of its total assets in equity and commodities-linked securities of companies in commodities-related industries or other companies where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes, the Fund will provide shareholders with at least 60 days' prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the Investment Company Act of 1940 (the "1940 Act") and the regulations thereunder.

                                 There can be no assurance that the Fund's investment objectives will be achieved. See "Investment Objectives and Policies."

                                 Investment Strategy and Philosophy. The Fund seeks to achieve its investment objectives by focusing on commodities-related securities and equity-related securities, including commodities- related structured notes and similar instruments, that the Investment Manager believes are undervalued but have favorable prospects for appreciation. The Fund will measure its performance against a combination of the Morgan Stanley Capital International ("MSCI") World Energy Index, the MSCI World Materials Index and the Goldman Sachs Commodities Index.

                                 The Investment Manager may focus on the
                                 securities of particular issuers or industries within the commodities-related industries in which the Fund invests, or in particular countries or regions, at different times.

                                 The Investment Manager will normally sell a stock when it believes that its price is unlikely to go higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given commodities-related industry.

                                 The Investment Manager may also determine, based on various factors, including changes in supply and demand for a certain commodity or commodities, broad economic projections or better relative value than investing in direct equity securities, to invest a portion of the Fund's assets in securities linked to physical commodities or an index of physical commodities, i.e., commodities-linked structured notes, as well as (as a hedge against a decline in the value of its portfolio investments or to achieve returns consistent with those anticipated to be earned from investments in commodities-related securities) options, swaps and futures contracts related to physical commodities or commodities indexes.

                                 Investment Manager.  Deutsche Investment
                                 Management Americas Inc., with headquarters at 345 Park Avenue, New York, NY 10154, is the Fund's investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Fund's Board of Directors, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and institutional clients, and as of June 30, 2004 had total assets of approximately $167 billion under management. The Investment Manager is part of the U.S. asset management activities of Deutsche Bank AG. Deutsche Bank AG is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance. As of June 30, 2004, Deutsche Bank AG had more than $699 billion in assets under management.

                                 Pursuant to an Investment Management Agreement, the Investment Manager has responsibility for the day-to-day management of the Fund's investment portfolio.

                                 The Fund will also be supported by Scudder
                                 Investments, the North American retail
                                 distribution arm of the U.S. asset management operations of Deutsche Bank AG. Scudder Investments has significant resources and experience marketing and servicing investment products, including a dedicated closed-end fund team that manages 16 funds with approximately $5.4 billion in assets (as of August 6, 2004). Scudder Investments was acquired by Deutsche Bank AG on April 8, 2002.

RISK FACTORS..................   The Fund is a non-diversified, closed-end
                                 management investment company designed
                                 primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

                                 No Operating History. As a recently organized entity, the Fund has no operating history. See "The Fund."

                                 Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of up to the entire principal amount that you invest. See "Risk
                                 Factors -- Investment Risk."

                                 Stock Market Risk. An important factor with the Fund is how stock markets perform. Your investment in common shares represents an indirect investment in the commodities-related securities owned by the Fund. The value of the Fund's portfolio securities, like other stock market investments, may fluctuate, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. See "Risk Factors -- Stock Market Risk."

                                 General Risks of Securities Linked to the
                                 Commodities Market. The Fund will invest primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Investment Manager's judgments about trends in the prices of these securities and commodities may prove to be incorrect. See "Risk Factors -- General Risks of Securities Linked to the Commodities Market."

                                 General Risks of Commodities-Linked Derivative Instruments. The Fund intends to invest in commodities-linked structured notes.
                                 Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in the commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund expects to invest are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. They may be subject to additional special risks that do not affect traditional equity and debt securities, and those risks may be greater than or in addition to the risks of derivatives in general. See "Risk Factors -- General Risks of Commodities-Linked Derivative Instruments."

                                 - Risk of loss of interest. If payment of interest on a structured note or other hybrid instrument is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying instrument.

                                 - Risk of loss of principal. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all (or a portion) of the principal at maturity of the investment. At any time, the risk of loss associated with a particular instrument in the Fund's portfolio may be significantly higher than 50% of the value of the investment.

                                 -     Lack of secondary market.  A liquid
                                       secondary market may not exist for the
                                       specially created hybrid instruments the
                                       Fund buys, which may make it difficult
                                       for the Fund to sell them at an
                                       acceptable price or accurately value
                                       them.

                                 - Risk of greater volatility. The value of the commodities-linked derivative investments the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, economic leverage will increase the volatility of these hybrid instruments as they may increase or decrease in value more quickly than the underlying commodity index, futures contract or other economic variable.

                                 General Risks of Strategic
                                 Transactions.  Strategic transactions,
                                 including options, swaps and futures contracts, have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the counterparty to the transaction and illiquidity of the derivative instruments. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Also, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of strategic transactions would reduce net asset value, and possibly income, and such losses can be greater than if the strategic transactions had not been utilized. Furthermore, the ability to successfully use strategic transactions depends on the Investment Manager's ability to predict pertinent market movements, which cannot be assured. Thus, the use of strategic transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions may result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to strategic transactions are not otherwise available to the Fund for investment purposes.

                                 When conducted outside the United States,
                                 strategic transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
                                 (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States, of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity. See "Risk Factors -- General Risks of Strategic Transactions."

                                 Foreign Securities Risks. Under current market conditions, the Fund may invest without limit in commodities-related securities of non-U.S. issuers or securities that are denominated in various foreign currencies or multinational currency units ("Foreign Securities"). Such investments involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of Foreign Securities often are volatile. See "Risk Factors -- Foreign Securities Risk." In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Foreign Securities. The Fund may hold Foreign Securities of issuers in so-called "emerging markets" which may entail additional risks. See "Risk Factors -- Emerging Markets Risk."

                                 Foreign Currency Risk. Although the Fund will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. See "Risk Factors -- Foreign Currency Risk."

                                 Emerging Markets Risk. The Fund may invest in commodities-related securities of issuers located or doing substantial business in "emerging markets." Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices. See "Risk
                                 Factors -- Emerging Markets Risk."

                                 Recent Events. The value of commodities is particularly susceptible to acts of terrorism and other changes in foreign and domestic economic and political conditions. See "Risk Factors -- Recent Events."

                                 Common Stock Risk. While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund. See "Risk Factors -- Common Stock Risk."

                                 Smaller Company Risk. The Fund may invest in commodities-related securities of smaller companies which may entail additional risks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than -- and at times will perform differently from -- large company stocks, such as those found in the Dow Jones Industrial Average. See "Risk Factors -- Smaller Company Risk."

                                 Risks of Investment in Preferred Stocks and
                                 Debt Securities. To the extent the Fund invests in preferred stocks and debt securities, there are special risks, including:

                                 -     Deferral.  Preferred securities may
                                       include provisions that permit the
                                       issuer, at its discretion, to defer
                                       distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

                                 - Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

                                 - Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

                                 -     Limited Voting Rights.  Generally,
                                       preferred security holders (such as the
                                       Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

                                 In the case of certain trust preferred
                                 securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or
                                 (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

                                 -     Special Redemption Rights.  In certain
                                       varying circumstances, an issuer of
                                       preferred securities may redeem the
                                       securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. A redemption by the issuer may negatively impact the return on the security held by the Fund.

                                 -     New Types of Securities.  From time to
                                       time, preferred securities, including
                                       trust preferred securities, have been,
                                       and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility. See "Risk Factors -- Risks of Investment in Preferred Stocks and Debt Securities."

                                 Interest Rate Transactions Risk. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See "Risk
                                 Factors -- Interest Rate Transactions Risk."

                                 Focus Risk. A strategy of investing in a limited number of securities may increase the volatility of the Fund's investment performance compared to a strategy of investing in a larger number of securities. See "Risk
                                 Factors -- Focus Risk."

                                 Lower-Rated Securities Risk. Lower-rated preferred stock or debt securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. See "Risk Factors -- Lower-Rated Securities Risk."

                                 Market Price Discount From Net Asset
                                 Value.  Shares of closed-end investment
                                 companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of the Fund's investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The Fund cannot predict whether the shares will trade at, above or below net asset value. See "Risk Factors -- Market Price Discount From Net Asset Value."

ADDITIONAL RISK
CONSIDERATIONS................   Portfolio Turnover.  The Fund may engage in
                                 portfolio trading when considered appropriate.
                                 There are no limits on the rate of portfolio turnover. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. See "Additional Risk
                                 Considerations -- Portfolio Turnover."

                                 Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline and the dividend payments on the Fund preferred stock, if any, or interest payments on any borrowings may increase. See "Additional Risk Considerations -- Inflation Risk."

                                 Deflation Risk. Deflation risk is the risk that the Fund's dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Fund. See "Additional Risk
                                 Considerations -- Inflation Risk -- Deflation Risk."

                                 Non-Diversified Status. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company. The Fund intends to comply with the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies. See

                                 "Additional Risk
                                 Considerations -- Non-Diversified Status." See also "Taxation" in the SAI.

                                 Interest Rate Risk. Interest rate risk is the risk that fixed-income investments such as preferred and debt securities, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. To the extent the Fund invests in such securities, the net asset value and market price of its common shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Fund portfolio will decline in value due to rising interest rates. Preferred stocks and debt securities are generally more sensitive to changes in interest rates than common stocks. When interest rates rise, the market value of preferred stocks and debt securities generally will fall. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of the Fund's dividends and distributions. The Fund intends to utilize leverage, which magnifies interest rate risk. See "Additional Risk Considerations -- Inflation
                                 Risk -- Interest Rate Risk."

                                 Anti-Takeover Provisions. Certain provisions of the Fund's Charter and By-Laws could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. The provisions may have the effect of depriving you of an opportunity to sell your shares at a premium over prevailing market prices and may have the effect of inhibiting conversion of the Fund to an open-end investment company. See "Certain Provisions of the Charter and By-Laws" and "Additional Risk
                                 Considerations -- Anti-Takeover Provisions."

                                 Illiquid Investments. The Fund may invest up to 20% of its total assets in illiquid commodities-related investments, including privately-negotiated equity or debt securities. These investments may be difficult to dispose of at a fair price at the times when the Investment Manager believes it is desirable to do so. Investments in illiquid commodities-related securities are also more difficult to value and the Investment Manager's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with investments in illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. See "Additional Risk Considerations -- Illiquid Investments."

                                 Tender Offers Risk. The Fund's potential tender offers for common shares may prevent the Fund from taking advantage of attractive investment opportunities. Moreover, if the Fund does not generate sufficient cash flow from operations, it may be forced to sell investments at disadvantageous times, and in amounts that the Investment Manager would not otherwise contemplate, or to bor-row money, in order to make such tender offers. Sales of portfolio securities will accelerate tax consequences. If the Fund borrows money, rather than liquidate investments, to fund a tender offer, it is subject to the risk that investment return on the common shares will be reduced to the extent the cost of borrowings exceeds income on the retained investments. See "Additional Risk Considerations -- Tender Offers Risk."

                                 Recent Developments. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Additional attacks or disruptions of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. Further, additional terrorist attacks, the aftermath of the war with Iraq, events in the Middle East or other geopolitical events could affect the U.S. or world economy in ways that adversely affect securities in which the Fund intends to invest. See "Additional Risk Considerations -- Recent Developments."

                                 Given the risks described above, an investment in the common shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

FEES AND EXPENSES.............   The Fund will pay the Investment Manager a
                                 monthly investment management fee computed at the annual rate of .90% of average daily total managed assets (i.e., the net asset value of common shares plus the liquidation preference of any Fund preferred stock plus the principal amount of any borrowings) ("Managed Assets").
                                 The fees payable to the Investment Manager are higher than the management fees paid by many investment companies, but are comparable to fees paid by many registered management investment companies that invest primarily in securities of commodities-related companies.

                                 If the Fund were to utilize leverage, which is not currently expected, the fees paid to the Investment Manager for its services would be higher than if the Fund did not utilize leverage because the fees paid would be calculated based on the Fund's total Managed Assets, which includes the liquidation preference of preferred stock and the principal amount of any outstanding borrowings. The Fund's investment management fees and other expenses are paid only by the common shareholders, and would not be paid by holders of preferred stock of the Fund.

LISTING AND SYMBOL............   The Fund's common shares have been approved for
                                 listing on the New York Stock Exchange upon notice of issuance under the symbol "GCS."

DIVIDENDS AND DISTRIBUTIONS...   Commencing with the Fund's first dividend, the
                                 Fund intends to make annual cash distributions to common shareholders. Over time, the Fund intends to distribute all of its net investment income

                                 (after it pays accrued dividends on outstanding Fund preferred stock, if any, and interest on any borrowings, if any). In addition, at least annually, the Fund intends to distribute net capital gain and any undistributed ordinary income to you so long as the net capital gain and ordinary income are not necessary to pay accrued dividends on, or redeem or liquidate any, Fund preferred stock, or pay interest on any borrowings. As noted above, the Fund does not currently expect to issue preferred stock or engage in borrowing for leverage.

                                 The initial distribution is expected to be payable in January of 2005. See "Dividends and Distributions."

DIVIDEND REINVESTMENT PLAN....   Shareholders will receive their dividends in
                                 additional common shares purchased in the open market or issued by the Fund through the Fund's dividend reinvestment plan, unless they elect to have their dividends and other distributions from the Fund paid in cash. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to confirm that the dividend reinvestment service is available. See "Dividends and Distributions" and "Taxation."

CUSTODIAN, TRANSFER AGENT,
DIVIDEND-DISBURSING AGENT AND
REGISTRAR.....................   Brown Brothers Harriman & Co. will act as
                                 custodian, and Scudder Investment Service
                                 Company will act as transfer agent,
                                 dividend-disbursing agent and registrar for the Fund. See "Custodian, Transfer Agent,
                                 Dividend-Disbursing Agent and Registrar."

TENDER OFFERS.................   For a time period of six consecutive semiannual
                                 periods beginning with the semiannual period ending December 2005, if the Fund's common shares trade at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter), the Fund intends to make a tender offer during such semiannual period for up to 5% of the Fund's outstanding common shares at or near net asset value, subject to certain conditions described in this prospectus. The Board of Directors also will consider, from time to time as conditions and circumstances warrant, additional tender offers for the Fund's outstanding shares. There is no guarantee that the Board of Directors will authorize such additional tender offers. See
                                 "Tender Offers" beginning on page 50.

                            SUMMARY OF FUND EXPENSES

       The purpose of the following table is to help you understand the fees and expenses that you, as a common shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund's first year of operations, unless otherwise indicated, and assume that the Fund issues approximately 20,000,000 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase. See "Management of the Fund."

SHAREHOLDER TRANSACTION EXPENSES

Sales Load (as a percentage of the offering price)..........  4.50%
Organizational and offering expenses borne by the Fund (as a percentage of the offering price)(1)......................  .20%
  Dividend Reinvestment Plan Fees...........................  None

ANNUAL EXPENSES

                                                               PERCENTAGE OF NET
                                                             ASSETS ATTRIBUTABLE TO
                                                                 COMMON SHARES
                                                            ------------------------
Investment Management Fees...............................             .90%
  Other Expenses(2)......................................             .44%
  Interest Payments on Borrowed Funds....................             None
  Total Annual Fund Operating Expenses...................            1.34%(1)

------------

(1) The Investment Manager or an affiliate has agreed to pay all organizational expenses and offering costs (other than the sales load) that exceed $.03 per common share (.20% of the offering price).

EXAMPLE

       The following example illustrates the expenses (including the sales load of $45 and offering expenses of $2) that you would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 1.34% of net assets attributable to common shares in each year and (2) a 5% annual return*:

                                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                               ------   -------   -------   --------
Total expenses incurred(2)...................   $60       $87      $117       $201

------------

* THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE ASSUMED. MOREOVER, THE FUND'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN SHOWN IN THE EXAMPLE. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

(2) Includes expenses attributable to anticipated tender offers, which are contingent on the occurrence of certain conditions. See "Tender Offers."

                                    THE FUND

       Scudder Global Commodities Stock Fund, Inc. is a recently organized, non-diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on June 24, 2004 and is registered as an investment company under the 1940 Act. As a recently organized entity, the Fund has no operating history. The Fund's principal office is located at 345 Park Avenue, New York, NY 10154, and its telephone number is (800) 349-4281.

                                USE OF PROCEEDS

       We estimate the net proceeds of this offering, after deducting (i) all organizational expenses and (ii) offering costs (other than the sales load) that
do not exceed $.03 per share of common shares, to be $          , or $
assuming exercise of the overallotment option in full. The net proceeds will be invested in accordance with the policies set forth under "Investment Objectives and Policies." A portion of the organization and offering expenses of the Fund has been advanced by the Investment Manager or its affiliates and will be repaid by the Fund upon closing of this offering. The Investment Manager or an affiliate will be responsible for the Fund's organizational expenses and offering expenses (other than the sales load) that exceed $.03 per share of the Fund's common shares.

       We estimate that the net proceeds of this offering will be fully invested in accordance with our investment objective and policies within three to six months of the initial public offering. Pending such investment, those proceeds may be invested in U.S. Government securities or high-quality, short-term money market instruments. See "Investment Objectives and Policies."

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

       The Fund's investment objective is capital appreciation with total return as a secondary objective. The Fund's investment objectives and certain other policies are fundamental and may not be changed without the approval of shareholders (determined as provided for in the 1940 Act). Unless otherwise indicated, the Fund's investment policies are not fundamental and may be changed by the Board of Directors without the approval of shareholders, although we have no current intention of doing so.

PRINCIPAL INVESTMENT FOCUS AND PHILOSOPHY

       The Fund has a policy of concentrating its investments in commodities-related industries. This investment policy is not fundamental and can be changed without the approval of shareholders.

       Under normal market conditions, the Fund will invest substantially all but not less than 80% of its total assets in equity and commodities-linked securities of companies in commodities-related industries or other issuers where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes. Commodities are assets that have tangible properties, such as oil, metal and agricultural products. Securities of companies in commodities-related industries include common stocks, preferred securities, warrants, convertible securities and other equity and commodities-linked securities issued by such companies. The Fund intends to invest in commodities-linked derivative instruments, in particular in structured notes. The Fund also expects to invest in options, swaps and futures contracts, and may engage in foreign currency transactions, including foreign currency forward contracts and other strategic transactions in connection with its investments in securities of foreign commodities-related industries. Commodities-related industries include, but are not limited to (i) those directly engaged in the production of commodities such as minerals, metals, agricultural commodities, chemicals, pulp and paper, building materials, oil and gas, other energy or other natural resources and (ii) companies that use commodities extensively in their products, provide services to commodities-related industries or are otherwise affected by commodities. A company will be considered by the Investment Manager to be in a commodities-related industry if, as determined by the Investment Manager, at least 50% of the company's assets, revenues or net income are derived from or related to a commodities-related industry. The Fund will invest globally and may invest without limit in securities of non-U.S. issuers. The Fund may invest in securities of foreign issuers in foreign markets and in the form of ADRs and EDRs. The Fund, under normal market conditions, will invest in securities of companies domiciled primarily in developed countries but the Fund may invest up to 30% of its total assets in securities of companies domiciled in emerging markets countries. The Fund may invest up to 20% of its total assets in debt securities of companies in commodities-related industries and may invest up to 20% of its total assets in preferred securities of companies in commodities-related industries. The actual percentage of common and preferred stocks in the Fund's investment portfolio may vary over time. The Fund will not invest more than 20% of its total assets in preferred stock or debt securities rated below investment grade (commonly known as "junk bonds") or unrated securities of comparable quality. Preferred stock or debt securities will be considered to be investment grade if, at the time of investment, such securities have ratings of "BBB" or higher by S&P, "Baa" or higher by Moody's or an equivalent rating by a nationally recognized statistical rating agency. The Fund may also invest in preferred stock or debt securities which are unrated but which, in the opinion of the Investment Manager, are determined to be of equivalent quality. Securities of non-investment grade quality are regarded as having predominantly speculative characteristics with respect to the capacity of the issuer of the securities to pay interest and repay principal. Due in part to the risk involved in investing in securities of below investment grade quality, an investment in the Fund should be considered speculative.

       The Fund follows a focused investment approach tending to invest in securities of between 40 and 80 issuers, although this number can vary depending on market conditions. However, the Fund will not invest more than 25% of its total assets in the securities of one issuer. Although the Fund will invest primarily in equity securities that are publicly traded, the Fund may invest up to 20% of its total assets in illiquid securities of commodities-related companies including privately-negotiated equity or debt securities.

       The Fund will invest primarily in securities of commodities-related companies with market capitalizations that range, in the current market environment, from approximately $100 million to approximately $200 billion. However, there is no restriction on the market capitalization range or the actual market capitalization of the individual companies in which the Fund may invest.

       The Fund's policy of investing at least 80% of its total assets in equity and commodities-linked securities of commodities-related companies is not fundamental. If the Board of Directors of the Fund changes this non-fundamental policy to one allowing the Fund to invest less than 80% of its total assets in equity and commodities-linked securities of commodities-related companies, the Fund will provide shareholders with at least 60 days' prior notice of such change if the change has not first been approved by shareholders, which notice will comply with the 1940 Act and the regulations thereunder.

       The Fund intends to invest in commodities-linked derivative instruments, in particular in structured notes. The Fund also expects to invest in options, swaps and futures contracts, and may engage in foreign currency transactions, including foreign currency forward contracts and other strategic transactions in connection with its investments in securities of foreign commodities-related industries. Although not intended to be a significant element in the Fund's investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions and short sales.

       There can be no assurance that the Fund's investment objectives will be achieved.

APPROACH TO SELECTING SECURITIES

       Fundamental, valuation-driven equity research is the Investment Manager's primary source of value-added, and stock selection is the Investment Manager's primary performance driver. The Investment Manager begins with an actionable top-down view on the underlying commodities, and based on its company-specific knowledge, chooses the stocks expected to perform best in that environment. The Investment Manager's top-down analysis also assists with switching among early- and late-cycle companies and country allocation. Although stock selection is the Investment Manager's primary source of value-added, allocation among the energy and materials sector and among industry groups within the sectors is an additional performance driver.

Finally, to enable the Investment Manager to achieve its investment objective through commodity, economic and investment cycles, the Investment Manager's equity returns are augmented by reinforcing the Investment Manager's commodity views via exposure to commodities-linked structured notes. The Investment Manager may also anticipate future investments in equities by investing in options, swaps and futures contracts.

PORTFOLIO CONTENTS

       The Fund's portfolio will be composed principally of the investments described below. A more detailed description of our investment policies and restrictions and more detailed information about our portfolio investments are contained in the SAI.

COMMODITIES-BASED COMPANIES

       For purposes of our investment policies, a company will be considered to be in a commodities-related industry if, in the opinion of the Investment Manager, at the time its securities are purchased by the Fund, at least 50% of the company's assets, revenues or net income are derived from or related to a commodities-related industry. Commodities-related industries include, but are not limited to, (i) those directly engaged in the production of commodities such as minerals, metals, agricultural commodities, chemicals, pulp and paper, building materials, oil and gas, other energy or other natural resources and
(ii) companies that use commodities extensively in their products, provide services to commodities-related industries or are otherwise affected by commodities.

       Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and commodities-linked securities of companies in commodities-related industries. Equity securities of companies in commodities-related industries can consist of:

       -     common stocks

       -     preferred stocks

       -     rights or warrants to purchase common and preferred stocks

       - securities convertible into common and preferred stocks where the conversion feature represents, in the Investment Manager's view, a significant element of the securities' value

       Commodities-linked securities are securities whose value or return is derived from the value or return of a different security. Investments in commodities-linked securities may be made as a hedge against a decline in the value of its portfolio investments or to achieve returns consistent with those anticipated to be earned from investments in commodities-related securities.

       Commodities-linked securities of companies in commodities-related industries include commodities-linked derivative instruments, in particular structured notes, and may also include options, swaps and futures contracts.

COMMODITIES-LINKED DERIVATIVE INSTRUMENTS

       The Fund intends to invest in commodities-linked derivative instruments, in particular in structured notes. The value of a commodities-linked derivative instrument typically is based on the price movements of a physical commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The Fund invests in commodities-linked derivative investments that are hybrid instruments excluded from regulation under the Commodity Exchange Act and the rules thereunder, so that the Fund will not be considered a "commodity pool." The Fund may invest up to 40% of its total assets in qualifying hybrid instruments. Additionally, from time to time the Fund may invest in other hybrid instruments that do not qualify for exemption from regulation under the Commodity Exchange Act.

       The Fund will invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices. These are

"commodities-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note, such as the Fund. These notes may be issued by banks, brokerage firms, insurance companies and other corporations.

       The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices, but a particular note is primarily a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Fund may receive more or less principal than it originally invested. The Fund might receive interest payments on the note that are more or less than the stated coupon interest rate payments. To try to reduce this risk, the Fund does not expect to invest more than 40% of its total assets in structured notes under whose terms the potential loss, either at redemption or maturity, exceeds 50% of the face value of the notes. That amount is calculated at the time of investment.

STRATEGIC TRANSACTIONS

       The Fund may, but is not required to, use various strategic transactions described below to seek to facilitate portfolio management and mitigate risks. Such strategic transactions are regularly used by many mutual funds and other institutional investors. Although the Investment Manager seeks to use these kinds of transactions to further the Fund's investment objective, no assurance can be given that they will achieve this result.

       The Fund expects to invest in options, swaps and futures contracts, and may engage in foreign currency transactions, including foreign currency forward contracts and other strategic transactions, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps in connection with its investments in securities of foreign commodities-related industries. Although not intended to be a significant element in the Fund's investment strategy, from time to time the Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in interest rate transactions and short sales.

       Collectively, all of the above are referred to as "Strategic Transactions." The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, or protect against changes in currency exchange rates. In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets in anticipation of, or as a substitute for, purchasing or selling particular securities.

       Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Investment Manager's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of the Fund, and the Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of the Fund.

       General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

       A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

       With certain exceptions, OCC-issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

       The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

       The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

       OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

       Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Investment Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Investment Manager. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its net assets in illiquid securities.

       If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

       The Fund may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on US and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

       The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

       General Characteristics of Futures. The Fund may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

       The Fund has claimed exclusion from the definition of the term "commodity pool operator" adopted by the Commodity Futures Trading Commission and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund is not subject to commodity pool operator registration and regulation under the Commodity Exchange Act. Futures and options on futures may be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes to the extent consistent with the exclusion from commodity pool operator registration. Typically, maintaining a futures contract or selling an option thereon requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the marked to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

       Options on Securities Indices and Other Financial Indices. The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

       Currency Transactions. The Fund may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Investment Manager.

       The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

       The Fund generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

       The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

       To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for US dollars. The amount of the commitment or option would not exceed the value of a fund's securities denominated in correlated currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

       Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

       Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which the Fund may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

       Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid assets with its custodian to the extent fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price. Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid assets denominated in that currency equal to the Fund's obligations or to segregate cash or liquid assets equal to the amount of the Fund's obligation. OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Fund will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

       In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

       Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash or liquid assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.

       Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Advisor, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Advisor's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

       Additional discussion of Strategic Transactions and their risks is contained in the Fund's SAI.

FOREIGN SECURITIES

       The Fund may invest without limit in Foreign Securities, including securities denominated in foreign currencies or in multinational currency units. The Fund may hold Foreign Securities of emerging markets issuers which may entail additional risks. See "Risk Factors -- Emerging Markets Risk" below. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at time, volatility of price can be greater than in the United States.

       Because evidence of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the Foreign Securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

       Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

DEPOSITARY RECEIPTS

       The Fund may also invest in securities of foreign issuers in the form of ADRs and EDRs. Generally, ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.

CONVERTIBLE SECURITIES

       The Fund may invest in convertible securities of companies in commodities-related industries. A convertible security is a bond, debenture, note, preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

DEBT SECURITIES

       The Fund may invest a maximum of 20% of its total assets in investment grade and non-investment grade debt securities issued or guaranteed by commodities-related companies.

LOWER-RATED SECURITIES

       The Fund will not invest more than 20% of its total assets in preferred stock and debt securities rated below investment grade (commonly known as "junk bonds") and equivalent unrated securities of comparable quality. Securities rated non-investment grade (lower than Baa by Moody's or lower than BBB by S&P) are sometimes referred to as "high yield" or "junk" bonds. The Fund may only invest in high yield securities that are rated CCC or higher by S&P, or rated Caa or higher by Moody's, or unrated securities determined by the Investment Manager to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default as to payment of principal or interest at the time of purchase. For a description of bond ratings, see Appendix A of the SAI.

ILLIQUID SECURITIES

       The Fund may invest up to 20% of its total assets in illiquid securities. Illiquid securities are not readily marketable (i.e., within seven days) and include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), but that are not deemed to be liquid, and repurchase agreements with maturities in excess of seven days.

       Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate.

DEFENSIVE POSITION

       When the Investment Manager believes that market or general economic conditions justify a temporary defensive position, the Fund may deviate from its investment objective and invest all or any portion of its assets in investment grade debt securities, without regard to whether the issuer is a commodities-related company. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objectives.

INVESTMENT STRATEGY AND PHILOSOPHY

       The Fund seeks to achieve its investment objectives by focusing on commodities-related securities and equity-related securities, including commodities-related structured notes and similar instruments, that the Investment Manager believes are undervalued but have favorable prospects for appreciation. The Fund will measure its performance against the combined Morgan Stanley Capital International ("MSCI") World Energy Index, the MSCI World Materials Index and the Goldman Sachs Commodities Index.

       The Investment Manager may focus on the securities of particular issuers or industries within the commodities-related industries in which the Fund invests, or in particular countries or regions, at different times.

       The Investment Manager will normally sell a stock when it believes that its price is unlikely to go higher, its fundamentals have deteriorated, other investments offer better opportunities or in the course of adjusting its emphasis on a given commodities-related industry.

       The Investment Manager may also determine, based on various factors, including changes in supply and demand for a certain commodity or commodities, broad economic projections or better relative value than investing in direct equity securities to invest a portion of the Fund's assets in securities linked to physical commodities or an index of such, i.e., commodities-linked structured notes, as well as options, swaps, futures transaction and forward contracts related to physical commodities.

PORTFOLIO TURNOVER

       The Fund may realize some short-term gains or losses if the Investment Manager chooses to sell a security because it believes that one or more of the following is true:

       -     a security is not fulfilling its investment purpose

       -     a security has reached its optimum valuation

       -     a particular company or general economic conditions have changed

       The higher the turnover rate, the more brokerage commissions the Fund will pay, which may adversely affect performance. Higher turnover may also result in increased distributions of taxable capital gains to shareholders.

OTHER INVESTMENTS

       The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments. Money market instruments in which we may invest our cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See "Investment Objectives and Policies" in the SAI.

USE OF LEVERAGE BY THE FUND

       The Fund does not currently intend to use leverage. If the Fund determines in the future to use leverage (through the issuance of preferred stock and/or borrowings (through the issuance of commercial paper, notes or otherwise)), the Fund will provide its common stockholders 60 days' notice prior to such use. Any issuance of preferred stock, commercial paper or notes or borrowing would have seniority over the common shares. If the Fund utilizes leverage, the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total Managed Assets, which includes the liquidation preference of any Fund preferred stock and the principal amount of borrowings. Because the fees paid to the Investment Manager are determined on the basis of the Fund's total Managed Assets, the Investment Manager's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

                                  RISK FACTORS

       The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective.

NO OPERATING HISTORY

       As a recently organized entity, the Fund has no operating history. See "The Fund."

INVESTMENT RISK

       An investment in the Fund is subject to investment risk, including the possible loss of up to the entire principal amount that you invest.

STOCK MARKET RISK

       An important factor with the Fund is how stock markets perform. Your investment in common shares represents an indirect investment in the commodities-related securities owned by the Fund, at least 80% of which, at the time of purchase, the Fund will be able to sell at market price within seven days. However, the Fund is authorized to invest up to 20% of its total assets in illiquid investments, including privately negotiated equity or debt securities. The value of the Fund's portfolio securities, like other stock market investments, may fluctuate, sometimes rapidly and unpredictably. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions.

GENERAL RISKS OF SECURITIES LINKED TO THE COMMODITIES MARKET

       The Fund will invest primarily in equity securities issued by companies in commodities-related industries and commodities-linked securities related to such companies. Because of this, it is subject to the risks associated with its concentration in securities of issuers in commodities-related industries. The stocks of companies in commodities-related industries may underperform the stock market as a whole. The stock prices of companies in commodities-related industries may also experience greater price volatility than other types of common stocks. Securities issued by companies in commodities-related industries are sensitive to changes in the prices of, and in supply and demand for, commodities. The value of securities issued by companies in commodities-related industries may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Investment Manager's judgments about trends in the prices of these securities and commodities may prove to be incorrect.

GENERAL RISKS OF COMMODITIES-LINKED DERIVATIVE INSTRUMENTS

       The Fund intends to invest in commodities-linked structured notes. Commodities-linked structured notes provide exposure to the investment returns of "real assets" (i.e., assets that have tangible properties) that trade in the commodities markets without investing directly in physical commodities. The commodities-linked structured notes and futures contracts in which the Fund expects to invest are hybrid instruments that have substantial risks, including risk of loss of a significant portion of their principal value. Because the performance of these notes is linked to the performance of the underlying commodity prices, these investments are subject to market risks that relate to the movement of prices in the commodities markets. They may be subject to additional special risks that do not affect traditional equity and debt securities and may be greater than or in addition to the risks of derivatives in general.

       - Risk of loss of interest. If payment of interest on a structured note or other hybrid instrument is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all (or a portion) of the interest due on its investment if there is a loss of value of the underlying instrument

       - Risk of loss of principal. To the extent that the amount of the principal to be repaid upon maturity is linked to the value of a particular commodity, futures contract, index or other economic variable, the Fund might not receive all or a portion of the principal at maturity of the investment. At any time, the risk of loss associated with a particular instrument in the Fund's portfolio may be significantly higher than 50% of the value of the investment.

       - Lack of secondary market. A liquid secondary market may not exist for the specially created hybrid instruments the Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or accurately value them.

       - Risk of greater volatility. The value of the commodities-linked derivative investments the Fund buys may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile. Additionally, economic leverage will increase the volatility of these hybrid instruments as they may increase or decrease in value more quickly than the underlying commodity index, futures contract or other economic variable.

GENERAL RISKS OF STRATEGIC TRANSACTIONS

       Strategic Transactions, including options, swaps and futures contracts, have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the counterparty to the transaction and illiquidity of the derivative instruments. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Also, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Furthermore, the ability to successfully use Strategic Transactions depends on the Investment Manager's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. The use of currency transactions may result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes.

       When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States, of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lower trading volume and liquidity.

FOREIGN SECURITIES RISK

       Under current market conditions, the Fund may invest without limit in commodities-related securities of non-U.S. issuers or securities that are denominated in various foreign currencies or multinational currency units ("Foreign Securities"). Such investments involve certain risks not involved in domestic investments, including, but not limited to:

       -     fluctuations in foreign exchange rates;

       - future foreign economic, financial, political and social developments;

       -     different legal systems;

       - the possible imposition of exchange controls or other foreign governmental laws or restrictions;

       -     lower trading volume;

       - much greater price volatility and illiquidity of certain foreign securities markets;

       -     different trading and settlement practices;

       -     less governmental supervision;

       -     regulatory changes;

       -     changes in currency exchange rates;

       -     high and volatile rates of inflation;

       -     fluctuating interest rates;

       -     less publicly available information; and

       - different accounting, auditing and financial record-keeping standards and requirements.

       Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Some of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. In addition, with respect to certain foreign countries, there is a risk of:

       -     the possibility of expropriation of assets;

       -     confiscatory taxation;

       -     difficulty in obtaining or enforcing a court judgment;

       -     economic, political or social instability;

       - the possibility that an issuer may not be able to make payments to investors outside of the issuer's country; and

       - diplomatic developments that could affect investments in those countries.

       In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as:

       -     growth of gross domestic product;

       -     rates of inflation;

       -     capital reinvestment;

       -     resources;

       -     self-sufficiency;

       -     balance of payments position; and

       - the tax treatment of the Fund's investments, which may result in certain investments in Foreign Securities being subject to foreign withholding taxes, or to U.S. federal income tax rules that may cause a U.S. holder to recognize taxable income without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would have otherwise been treated as capital gain.

These risks are often heightened for investments in smaller, emerging capital markets. For more information regarding risks of emerging market investing, see "Emerging Markets Risk" below.

       Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of Foreign Securities often are volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Foreign Securities. The Fund may hold Foreign Securities of issuers in so-called "emerging markets" which may entail additional risks.

FOREIGN CURRENCY RISK

       Although the Fund will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

EMERGING MARKETS RISK

       The Fund may invest in commodities-related securities of issuers located or doing substantial business in "emerging markets." Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging markets countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

RECENT EVENTS

       The value of commodities is particularly susceptible to acts of terrorism and other changes in foreign and domestic economic and political conditions.

COMMON STOCK RISK

       While common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock held by the Fund. Also, the price of common stock is sensitive to general movements in the stock market. A drop in the stock market may depress the price of common stock held by the Fund.

SMALLER COMPANY RISK

       The Fund may invest in commodities-related securities of smaller companies which may entail additional risks. There may be less trading in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, shares of these companies can be more volatile than -- and at times will perform differently from -- large company stocks such as those found in the Dow Jones Industrial Average.

RISKS OF INVESTMENT IN PREFERRED STOCKS AND DEBT SECURITIES

       To the extent the Fund invests in preferred stocks and debt securities, there are special risks, including:

       - Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

       - Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

       - Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

       - Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

       In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity's rights as a creditor under the agreement with its operating company.

       - Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in Federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return on the security held by the Fund.

       - New Types of Securities. From time to time, preferred securities, including trust preferred securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the Investment Manager believes that doing so would be consistent with the Fund's investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

INTEREST RATE TRANSACTIONS RISK

       The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See "Additional Risk Considerations -- Inflation Risk."

FOCUS RISK

       A strategy of investing in a limited number of securities may increase the volatility of the Fund's investment performance compared to a strategy of investing in a larger number of securities. Since each security may represent a significant part of the Fund's overall portfolio, the appreciation or depreciation of that security will have a greater impact on the net asset value of the Fund than it would have had if the Fund invested in a larger number of securities. In addition, if the securities in which the Fund invests perform poorly, the Fund could incur greater losses than it might have had if invested in a larger number of securities.

LOWER-RATED SECURITIES RISK

       Lower-rated preferred stock or debt securities, or equivalent unrated securities, which are commonly known as "junk bonds," generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.

       Lower-rated securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of lower-rated securities may be more complex than for issuers of higher quality debt securities, and the Fund's ability to achieve its investment objective may, to the extent it is invested in lower-rated securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund was investing in higher quality securities. The Fund may invest in high yield securities that are rated "CCC" or higher by S&P or "Caa" or higher by Moody's or unrated securities that are determined by the Investment Manager to be of comparable quality. An issuer of these securities has a currently identifiable vulnerability to default and the issuer may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default at the time of purchase.

       Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

       The secondary markets in which lower-rated securities are traded may be less liquid than the markets for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which we could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of our shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

       It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

MARKET PRICE DISCOUNT FROM NET ASSET VALUE

       Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund's net asset value could decrease as a result of the Fund's investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. The net asset value of the shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund's net asset value but entirely upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the shares will trade at, above or below net asset value, or at, above or below the initial public offering price.

                         ADDITIONAL RISK CONSIDERATIONS

PORTFOLIO TURNOVER

       The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund's investment objectives. Although the Fund cannot accurately predict its portfolio turnover rate, it is not expected to exceed approximately 100% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the Investment Manager, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses, which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund, which, when distributed to shareholders, will be taxable as ordinary income. See "Taxation."

INFLATION RISK

       Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline and the dividend payments on the Fund preferred stock, if any, or interest payments on any borrowings may increase.

DEFLATION RISK

       Deflation risk is the risk that the Fund's dividends may be reduced in the future as lower prices reduce interest rates and earning power, resulting in lower distributions on the assets owned by the Fund.

NON-DIVERSIFIED STATUS

       The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a regulated investment company for purposes of the Code, which generally will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Taxation" in the SAI. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses and (ii) at least 50% of the market value of its total assets will be invested in cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities; provided, however, that with respect to such other securities, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. Because the Fund, as a non-diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company and the Fund may make investments in commodities that are not treated as securities under the Code, an investment in the Fund presents greater risk to you than an investment in a diversified company.

INTEREST RATE RISK

       Interest rate risk is the risk that fixed-income investments such as preferred securities, and to a lesser extent dividend-paying common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. To the extent the Fund invests in such securities, the net asset value and market price of its common shares will tend to decline if market interest rates rise. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the Fund's portfolio will decline in value due to rising interest rates. Preferred stocks and debt securities are generally more sensitive to changes in interest rates than common stocks. When interest rates rise, the market value of preferred stocks and debt securities generally will fall. In addition to the risks of equity securities and commodities-related securities, preferred stocks and debt securities also are more sensitive to changes in interest rates than common stocks. When interest rates rise, the value of preferred stocks and debt securities may fall. Your common shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of the Fund's dividends and distributions. The Fund intends to utilize leverage, which magnifies interest rate risk.

ANTI-TAKEOVER PROVISIONS

       Certain provisions of the Fund's Charter and By-Laws may have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to modify its structure. These provisions may also have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices. These include provisions for staggered terms of office for directors, super-majority voting requirements for merger, consolidation, liquidation, termination and asset sale transactions, amendments to the Charter, and conversion to open-end status. See "Description of Shares" and "Certain Provisions of the Charter and By-Laws."

ILLIQUID INVESTMENTS

       The Fund may invest up to 20% of its total assets in illiquid commodities-related investments, including privately-negotiated equity or debt securities. These investments may be difficult to dispose of at a fair price at the times when the Investment Manager believes it is desirable to do so. Investments in illiquid commodities-related securities are also more difficult to value and the Investment Manager's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid commodities-related securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with investments in illiquid commodities-related securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid commodities-related securities. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the U.S. federal securities laws, which investments are liquid or illiquid. Investments in illiquid commodities-related securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate.

TENDER OFFERS RISK

       The Fund's potential tender offers for common shares may prevent the Fund from taking advantage of attractive investment opportunities. Moreover, if the Fund does not generate sufficient cash flow from operations, it may be forced to sell investments at disadvantageous times, and in amounts that the Investment Manager would not otherwise contemplate, or to borrow money, in order to make such tender offers. If the Fund borrows money, rather than liquidate investments, to fund a tender offer, it is subject to the risk that investment return on the common shares will be reduced to the extent the cost of borrowings exceeds income on the retained investments.

RECENT DEVELOPMENTS

       As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks and related events have led to increased short-term market volatility and may have long-term effects on the U.S. and world economies and markets. Additional attacks or disruptions of the U.S. or world financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. Further, additional terrorist attacks, the aftermath of the war with Iraq, events in the Middle East or other geopolitical events could affect the U.S. or world economy in ways that adversely affect securities in which the Fund intends to invest.

                             MANAGEMENT OF THE FUND

       The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors approve all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers and the Investment Manager, subject always to the investment objectives and policies of the Fund and to the general oversight of the Board of Directors. The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT MANAGER

       Deutsche Investment Management Americas Inc., with headquarters at 345 Park Avenue, New York, NY 10154, is the Fund's investment manager pursuant to an Investment Management Agreement. Subject at all times to the general oversight of the Fund's Board of Directors, the Investment Manager is responsible for the day-to-day management of the Fund's investment portfolio, managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services. The Investment Manager provides a full range of investment advisory services to retail and institutional clients, and as of June 30, 2004 had total assets of approximately $167 billion under management. The Investment Manager is part of Deutsche Asset Management, which is the marketing name in the United States for the asset management activities of Deutsche Bank A.G. Deutsche Bank A.G. is an international commercial and investment banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

       The Fund will also be supported by Scudder Investments, the North American retail distribution arm of Deutsche Asset Management, which has significant resources and experience marketing and servicing investment products, including a dedicated closed-end fund team that manages 16 funds with approximately $5.4 billion in assets as of August 6, 2004.

       Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the Fund or its advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serve as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset

Management and its affiliates, certain individuals, including in some cases Scudder fund Trustees/Directors, and other parties. Deutsche Asset Management has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, Deutsche Asset Management believes the likelihood the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

INVESTMENT MANAGEMENT AGREEMENT

       Under its Investment Management Agreement with the Fund, the Investment Manager is responsible for managing the Fund's affairs and supervising all aspects of the Fund's operations, except for distribution services, and is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments, subject to the general oversight of the Board of Directors of the Fund. The Investment Manager also provides persons satisfactory to the Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers, or employees of the Investment Manager.

       For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of ..90% of the average daily total Managed Assets of the Fund. Total Managed Assets equals the net asset value of the common shares plus the liquidation preference of any Fund preferred stock plus the principal amount of any borrowings. In addition to the monthly management fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Fund preferred stock, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. See "Summary of Fund Expenses." The Fund does not currently anticipate issuing preferred shares or borrowing for leverage.

       To the extent permissible by law and subject to approval of the Board of Directors, pursuant to the Investment Management Agreement, the Investment Manager is authorized to appoint certain of its affiliates as sub-advisors to perform certain of the Investment Manager's duties. In such cases, the Investment Manager is also authorized to adjust the duties, the amount of assets to be managed and the fees paid by the Investment Manager to any such affiliated sub-advisors. These affiliated subadvisors must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the independent directors and the full Board of Directors of the Fund. Shareholders of the Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the independent Directors. The advisory fee rates paid by the Fund would not increase as a result of any such action since all fees incurred by a sub-advisor will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such sub-advisor.

INVESTMENT MANAGEMENT TEAM

       The Fund's investments are selected by an investment management team of portfolio managers, research analysts, and traders from the Equities Division of the Investment Manager who share ideas and responsibility for managing the Fund's investments. As of the date of this prospectus, the portfolio managers on the investment management team are Theresa Gusman and Terence P. Brennan.

Theresa Gusman, Managing Director

       Ms. Gusman is the Investment Manager's head of equity research for Americas and head of the global equity research team for materials: New York. Ms. Gusman joined the Investment Manager in 1995. She has served as head of the Developed International Investment Team, the portfolio manager for international institutional accounts and the head of equity investments, the portfolio manager for Kemper Asian Growth Fund, Scudder Pacific Opportunities Fund and Scudder New Asia Fund, as a member of the Pacific Basin portfolio management team and as the analyst responsible for China, Hong Kong, Indonesia and Taiwan. Prior to joining the Investment Manager, Ms. Gusman had 12 years of experience as a research analyst for Arnhold & S. Bleichroeder and Salomon Brothers. Ms. Gusman earned a B.A. from the State University of New York at Stony Brook.

Terence P. Brennan, Vice President

       Mr. Brennan joined the Investment Manager in 1999. He is a global equity analyst for energy and materials sectors in New York and previously served as an emerging markets analyst covering Eastern Europe. Mr. Brennan has 14 years of prior experience, most recently as an emerging market fund analyst at Merrill Lynch Asset Management and earlier as an investment coordinator/research assistant for Capital International, Inc. and a sales business analyst for SEI. Mr. Brennan earned a B.A. from Fordham University.

OTHER SERVICE PROVIDERS

       Scudder Fund Accounting Services has been retained to provide the Fund with certain accounting services. Brown Brothers Harriman & Co. serves as the Fund's custodian and Scudder Investment Service Company has been retained to serve as the Fund's transfer agent, dividend-disbursing agent and registrar. See "Custodian, Transfer Agent, Dividend-Disbursing Agent and Registrar."

                          DIVIDENDS AND DISTRIBUTIONS

DIVIDEND POLICY

       Commencing with the Fund's first dividend, the Fund intends to make regular annual cash distributions to common shareholders. Distributions can only be made from net investment income after paying accrued dividends on Fund preferred stock, if any, and interest and required principal payments on borrowings, if any, as well as making any required payments on any interest rate transactions. At least annually, the Fund intends to distribute all of its net capital gain and any undistributed ordinary income after paying any accrued dividends on, or redeeming or liquidating, any Fund preferred stock or making interest and required principal payments on borrowings, if any. The initial distribution to common shareholders is expected to be payable in January of 2005. The net income of the Fund consists of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. The Fund currently expects that a portion of its distributions will consist of net capital gain and amounts in excess of investment company taxable income derived from the non-taxable components of the cash flow from the commodities underlying the Fund's portfolio investments.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

       UMB Bank, N.A. (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has not elected in writing to receive dividends and distributions in cash (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend-disbursing agent will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

       Whenever the Fund declares an income dividend or a capital gains distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common shares of the Fund, and the Fund's transfer agent and dividend disbursing agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's common shares on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common shares on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the common shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a New York Stock Exchange trading date, then the next preceding New York Stock Exchange trading date.

       Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of the common shares for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

       For all purposes of the Plan: (a) the market price of the common shares on a particular date shall be the mean between the highest and lowest sales prices on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the common shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

       Each Participant, semi-annually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of the common shares for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common shares as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Fund's transfer agent and dividend disbursing agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in U.S. funds and be sent by first-class mail, postage prepaid, only to the following address: Scudder Global Commodities Stock Fund, Inc., Dividend Reinvestment and Cash Purchase Plan, 811 Main Street, Kansas City, MO 64105-2005 (800-294-4366).

       Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

       Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the common shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Fund's transfer agent and dividend disbursing agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the common shares acquired for a Participant's account. For the purposes of cash investments the Plan Agent or the Fund's transfer agent and dividend disbursing agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as Agent shall be the price per share allocable to each Participant in connection therewith.

       The Fund's transfer agent and dividend-disbursing agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Fund's transfer agent and dividend-disbursing agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Fund's transfer agent and dividend-disbursing agent will deliver to such Participant, without charge, a certificate or certificates for the full shares. The Fund's transfer agent and dividend-disbursing agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Fund's transfer agent and dividend-disbursing agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Fund's transfer agent and dividend-disbursing agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Fund's transfer agent and dividend-disbursing agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

       Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

       The Plan Agent's and/or Fund's transfer agent and dividend-disbursing agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

       Participants may terminate their accounts under the Plan by notifying the Fund's transfer agent and dividend-disbursing agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Fund's transfer agent and dividend-disbursing agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Fund's transfer agent and dividend-disbursing agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction to be delivered to such Participant without charge.

       If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Fund's transfer agent and dividend disbursing agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

       The reinvestment of dividends and capital gains distributions does not relieve the Participant of any income tax that may be payable on such dividends and distributions. The Fund's transfer agent and dividend-disbursing agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Foreign shareholders who elect to have their dividends and distributions reinvested and whose dividends and distributions are subject to U.S. income tax withholding will have their dividends and distributions reinvested net of any applicable withholding tax. U.S. shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406 of the Code, if (i) such shareholder has failed to furnish to the Fund his or her taxpayer identification number (the "TIN"), which for an individual is his or her social security number; (ii) the IRS has notified the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifies the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder has failed to certify, under penalties of perjury, that he is not subject to back-up withholding. Foreign non-corporate shareholders may also be subject to back-up withholding tax with respect to long-term capital gains distributions if they fail to make certain certifications. Shareholders have previously been requested by the Fund or their brokers to submit all information and certifications required in order to exempt them from backup withholding if such exemption is available to them.

       The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Fund's transfer agent and dividend-disbursing agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or transfer agent and dividend-disbursing agent under the Plan's terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or the Fund's transfer agent and dividend-disbursing agent under the Plan's terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

       Each of the Plan Agent and Fund's transfer agent and dividend-disbursing agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees. The terms and conditions of the Plan are governed by the laws of the State of New York.

                           CLOSED-END FUND STRUCTURE

       The Fund is a recently organized, non-diversified management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares, the mutual fund will redeem or buy back the shares at "net asset value." Mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the Fund's investments.

       By comparison, closed-end funds are generally able to stay fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

       Shares of closed-end investment companies often trade at a discount to net asset value, and the Fund's shares may also trade at a discount to their net asset value, although it is possible that they may trade at a premium above net asset value. The market price of the Fund's shares will be determined by such factors as relative demand for and supply of shares in the market, the Fund's net asset value, general market and economic conditions and other factors beyond the control of the Fund. The Board of Directors has authorized and is committed to make tender offers for the Fund's common shares under certain circumstances and subject to certain conditions described below under "Tender Offers". In addition, the Board of Directors may consider from time to time open market purchases of the Fund's outstanding common shares.

       For more information see "Repurchase of Shares" in the SAI. Repurchase of the common shares may have the effect of reducing any market discount to net asset value.

       There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the shares' trading at a price which approximates their net asset value. Although share repurchases and tender offers could have a favorable effect on the market price of the shares, you should be aware that the acquisition of shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund's expense ratio and may adversely affect the ability of the Fund to achieve its investment objective. To the extent the Fund may need to liquidate investments to fund repurchases of shares, this may result in portfolio turnover which will result in additional expenses being borne by the Fund. The Board of Directors currently considers the following factors to be relevant to a potential decision to repurchase shares: the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action on the Fund or its shareholders generally and market considerations. Any share repurchases or tender offers will be made in accordance with the requirements of the Securities Exchange Act of 1934 and the 1940 Act. See "Taxation" in the SAI for a description of the potential tax consequences of a share repurchase.

                     POSSIBLE CONVERSION TO OPEN-END STATUS

       The Fund may be converted to an open-end investment company at any time if approved by the Board of Directors and the shareholders. See "Certain provisions of the Charter and By-Laws" for a discussion of voting requirements applicable to conversion of the Fund to an open-end investment company. If the Fund converted to an open-end investment company, it would be required to redeem all Fund preferred stock then outstanding (requiring in turn that it liquidate a portion of its investment portfolio) and the Fund's common shares would no longer be listed on the New York Stock Exchange. Conversion to open-end status could also require the Fund to modify certain investment restrictions and policies. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or permitted under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Directors may at any time propose conversion of the Fund to open-end status, depending upon its judgment regarding the advisability of such action in light of circumstances then prevailing.

                                    TAXATION

FEDERAL INCOME TAXATION

       The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

TAXATION OF THE FUND

       The Fund intends to elect to be treated and to qualify annually as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (ii) diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the market value of the Fund's total assets is invested in the securities of any issuer (other than U.S. government securities and the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses.

       As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, if it distributes at least 90% of the sum of the Fund's
(i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income.

       Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year, (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund's fiscal year) and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

       If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

TAXATION OF SHAREHOLDERS

       Distributions paid to you by the Fund from its net investment income or from an excess of net short-term capital gain over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are generally taxable to you as ordinary income to the extent of the Fund's earnings and profits. Such distributions (if designated by the Fund) may, however, qualify (provided holding periods and other requirements are met) (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund's income consists of dividend income from U.S. corporations, and (ii) as qualified dividend income eligible for the reduced maximum rate for individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income.

       Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Distributions made to you from an excess of net long-term capital gain over net short-term capital losses ("capital gain dividends"), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned common shares. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of your common shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to you (assuming the common shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions.

       The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to you and will be long-term capital gain or loss if the common shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of common shares of the Fund will be disallowed if other substantially identical Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the common shares are disposed of. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short-term capital gain will currently be taxed at the maximum rate of 35% applicable to ordinary income while long-term capital gain generally will be taxed at a maximum rate of 15%.

       Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. If the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

       The Fund is required in certain circumstances to backup withhold on taxable dividends and certain other payments paid to non-corporate holders of the Fund's common shares that do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, generally, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

       The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury regulations in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

       A tender offer of the Fund's common shares may result in a taxable gain or loss to the tendering shareholder, depending on whether the amount received is greater or less than such shareholder's adjusted tax basis in the shares. Different tax consequences may apply for tendering and nontendering shareholders in connection with a tender offer, and these consequences are disclosed in the Statement of Additional Information. For example, if a shareholder tenders fewer than all of his or her common shares, such repurchase may not be treated as an exchange for federal income tax purposes and may result in deemed distributions to non-tendering shareholders. On the other hand, shareholders who tender all of their common shares (including common shares deemed owned by shareholders under constructive ownership rules) will be treated as having sold their common shares and generally will realize a capital gain or loss.

                             DESCRIPTION OF SHARES

COMMON SHARES

       The Fund is authorized to issue 250,000,000 shares, of which 240,000,000 shares are classified as common shares, $.01 par value per share. The common shares have no preemptive, conversion, exchange, appraisal or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The common shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable. Common shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that, assuming there is no Fund preferred stock outstanding, the holders of more than 50% of the common shares will elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining common shares will not be able to elect any Directors. Whenever Fund preferred stock or borrowings are outstanding, holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on the Fund preferred stock and interest and principal payments on borrowings have been paid, and unless the applicable asset coverage requirements under the 1940 Act would be satisfied after giving effect to the distribution. The Fund's Board of Directors, with the approval of a majority of the entire board, but without any action by the shareholders of the Fund, may amend the Fund's Charter from time to time to increase or decrease the aggregate number of shares of stock of the Fund or the number of shares of stock of any class or series that the Fund has authority to issue. The Fund's common shares have been accepted for listing on the New York Stock Exchange upon notice of issuance under the symbol "GCS." Under the rules of the New York Stock Exchange applicable to listed companies, the Fund will be required to hold an annual meeting of shareholders in each year. The foregoing description and the descriptions below under "Certain provisions of the Charter and By-Laws" and above under "Possible conversion to open-end status" are subject to the provisions contained in the Fund's Charter and By-Laws.

       As of the date of this prospectus, Deutsche Investment Management
Americas Inc. owned of record and beneficially        shares of the Fund's
common shares, constituting 100% of the outstanding shares of the Fund, and thus, until the public offering of the shares is completed, will control the Fund.

                                 TENDER OFFERS

       The market price per common share may be greater or less than net asset value per common share. Common shares of closed-end investment companies in some cases trade at a premium but frequently trade at a discount from net asset value. This characteristic of common shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. The market price of the Fund's common shares also may be affected by trading volume of the common shares, general market and economic conditions and other factors beyond the control of the Fund.

       The Fund's Board of Directors, in consultation with the Investment Manager, will review possible actions to reduce any such discount. In connection with this, the Board of Directors has authorized a program of tender offers for the Fund's common shares for six consecutive semiannual periods of operation beginning with the semiannual period ending December 2005. In the event that the common shares have traded at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter) (the "measurement period"), the Fund, under normal circumstances, will make offers to purchase up to 5% of its outstanding common shares at or near their net asset value from all beneficial shareholders. The Board of Directors reserves the right to modify the conditions described in this paragraph in light of experience and other factors. The Board of Directors also will consider, from time to time as conditions and circumstances warrant, additional tender offers for the Fund's outstanding shares. There is no guarantee that the Board of Directors will authorize such additional tender offers. In addition, the Board of Directors may consider from time to time open market repurchases of the Fund's outstanding common shares.

       Under certain circumstances described below, the Board of Directors may determine not to undertake a tender offer even if the conditions described in the preceding paragraph are met. Moreover, there can be no assurance that any such tender offers would cause the common shares to trade at a price equal to their net asset value or reduce the spread between the market price and the net asset value per common share. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its common shares. The Fund may incur debt to finance such repurchases or a tender offer. Interest on any such borrowing would increase the Fund's expenses and reduce the Fund's net income. The acquisition of common shares by the Fund will decrease the total assets of the Fund and, therefore, will have the effect of increasing the Fund's expense ratio.

       The Fund will purchase all outstanding common shares tendered in accordance with the terms of the offer unless the Board of Directors determined to accept none of them (based upon the circumstances set forth below). If more common shares are tendered for repurchase than the Fund has offered to repurchase, common shares will be repurchased on a pro-rata basis. If authorized by the Securities and Exchange Commission, the Fund may make as a condition of each tender offer that no one shareholder may receive more than 10% of the amount purchased by the Fund in the tender offer. There can be no assurance that the Commission will approve this condition. Thus, shareholders may be unable to liquidate all or a given percentage of their common shares and some shareholders may tender more shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of common shares. Shareholders may withdraw tendered common shares at any time prior to the tender offer deadline.

       Tender offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales of common shares may result in untimely sales of portfolio securities (with attendant tax consequences) and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Fund. The Fund may borrow to meet repurchase obligations, which entails certain risks and costs. See "Risk Factors -- Tender Offers."

       Although the Board of Directors has committed to conduct tender offers for six consecutive semiannual periods of operation beginning in the semiannual period ending December 2005 if the conditions described above are met, it is the policy of the Board of Directors (which may be changed by the Board) not to cause the Fund to purchase shares pursuant to a tender offer if (1) such purchases would impair the Fund's status as a regulated investment company under the Federal tax laws; (2) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase tendered common shares; (3) such action would result in the Fund failing to satisfy the New York Stock Exchange's minimum listing requirements; or (4) there is, in the judgment of the Board of Directors, any
(a) legal action or proceeding instituted or threatened challenging the tender offer or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States, which is material to the Fund, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Fund or (e) other event or condition that would have a material adverse effect on the Fund or its shareholders if tendered common shares were purchased. Thus, there can be no assurance that the Board of Directors will proceed with any tender offer. The Board of Directors may modify these conditions in light of circumstances existing at the time.

       If the Fund's common shares are purchased pursuant to a tender offer, such purchases could reduce significantly the asset coverage of any borrowing or outstanding senior securities of the Fund, if any. The Fund may not purchase common shares to the extent such purchases would result in the asset coverage with respect to such borrowing or senior securities being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to purchase all common shares tendered, the Fund may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities to maintain the required asset coverage. In addition, the amount of common shares for which the Fund makes any particular tender offer may be limited for the reasons set forth above or in respect of other concerns related to liquidity of the Fund's portfolio. The Fund does not currently intend to borrow or to issue senior securities.

       Any tender offer will be made and shareholders will be notified in accordance with the requirements of the Securities Exchange Act and the 1940 Act, either by publication or mailing or both. The offering documents will contain information prescribed by such laws and the rules thereunder. The repurchase of tendered shares by the Fund will be a taxable event. See "Taxation." The Fund will pay all costs and expenses associated with the making of any tender offer.

                 CERTAIN PROVISIONS OF THE CHARTER AND BY-LAWS

       The Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. On the first day on which the Fund has more than one stockholder of record, the Board of Directors will be divided into three classes, having initial terms of one, two and three years, respectively. At the annual meeting of shareholders in each year thereafter, the term of one class will expire and directors will be elected to serve in that class for terms of three years. This provision could delay for up to two years the replacement of a majority of the Board of Directors. Additionally, the Fund's By-Laws provide that the vote required to elect directors is (1) the vote of the holders of a majority of the shares of common stock and preferred stock, if any, outstanding and entitled to vote thereon, voting together as a single class, or (2) in the case of directors elected by the holders of preferred stock, if any, voting separately as a class, the vote of the holders of a majority of the shares of preferred stock outstanding and entitled to vote thereon. It is possible that no nominee will receive the required vote. In the case of a failure to elect one or more directors because the nominees receive votes constituting less than the required vote, the incumbent directors would hold over and continue to direct the management of the business and affairs of the Fund until the next election of directors and until their successors are duly elected and qualify. A director may be removed from office only for cause and then only by the affirmative vote of the holders of at least 80% of the votes entitled to be cast generally in the election of directors. The Charter provides that any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred and until his successor is elected and qualifies.

       The affirmative vote of at least 80% of the entire Board of Directors is required to approve the conversion of the Fund from a closed-end to an open-end investment company. Such conversion also requires the affirmative vote of the holders of at least 80% of the votes of the Fund's common stock and preferred stock entitled to be cast thereon, each voting as a separate class, unless it is approved by a vote of at least 80% of the Continuing Directors (as defined below), in which event such conversion requires the approval of the holders of a majority of the votes entitled to be cast thereon by the shareholders of the Fund. A "Continuing Director" is any member of the Board of Directors of the Fund who (i) is not a person who enters or proposes to enter into a Business Combination (as defined below) with the Fund or which individually or together with any other persons beneficially owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund's securities (an "Interested Party") and (ii) who has been a member of the Board of Directors of the Fund for a period of at least 12 months, or has been a member of the Board of Directors since the Fund's initial public offering of common shares, or is a successor of a Continuing Director who is not an Interested Party or an affiliate or associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Fund, or is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an affiliate or associate of an Interested Party. The affirmative vote of at least 80% of the votes of the Fund's common stock and preferred stock entitled to be cast thereon, each voting as a separate class, will be required to amend the Fund's Charter to change any of the provisions in this paragraph, the preceding paragraph and the subsequent two paragraphs, unless such action previously has been approved by the affirmative vote of 80% of the Continuing Directors, in which case no stockholder vote shall be required to approve such amendment unless otherwise provided in the Charter or required by law.

       The affirmative votes of at least 80% of the entire Board of Directors and the holders of at least (i) 80% of the votes of the Fund's common stock and preferred stock entitled to be cast thereon, each voting as a separate class, and (ii) in the case of a Business Combination (as defined below), 66 2/3% of the votes entitled to be cast thereon by the shareholders of the Fund other than votes entitled to be cast by an Interested Party who is (or whose affiliate is) a party to a Business Combination (as defined below) or an affiliate or associate of the Interested Party, are required to authorize any of the following transactions:

                (i) merger, consolidation or share exchange of the Fund with or into any other person;

                (ii) issuance or transfer by the Fund (in one or a series of transactions in any 12-month period) of any securities of the Fund to any person or entity for cash, securities or other property (or combination thereof) having an aggregate fair market value of $1,000,000 or more, excluding (a) issuances or transfers of debt securities of the Fund, (b) sales of securities of the Fund in connection with a public offering or private placement thereof, (c) issuances of securities of the Fund pursuant to a dividend reinvestment plan and/or cash purchase plan adopted by the Fund, (d) issuances of securities of the Fund upon the exercise of any stock subscription rights distributed by the Fund and (e) portfolio transactions effected by the Fund in the ordinary course of business;

                (iii) sale, lease, exchange, mortgage, pledge, transfer or other disposition by the Fund (in one or a series of transactions in any 12-month period) to or with any person or entity of any assets of the Fund having an aggregate fair market value of $1,000,000 or more except for portfolio transactions (including pledges of portfolio securities in connection with borrowings) effected by the Fund in the ordinary course of its business (transactions within clauses (i), (ii) and (iii) above being known individually as a "Business Combination");

                (iv) any voluntary liquidation or dissolution of the Fund or an amendment to the Fund's Charter to terminate the Fund's existence; or

                (v) any shareholder proposal as to specific investment decisions made or to be made with respect to the Fund's assets.

       However, the voting requirements described above will not be required with respect to a Business Combination if it is approved by a vote of at least 80% of the Continuing Directors (as defined above), or certain pricing and other conditions specified in the Charter are met. In such cases, with respect to a Business

Combination described in (i) or (iii) above (if the transfer or other disposition is one with respect to which a stockholder vote is required under Maryland law), the affirmative vote of the holders of a majority of the votes entitled to be cast will be sufficient to authorize the transaction. In such cases, with respect to any other Business Combination, no stockholder vote is required. Further, with respect to a transaction described in (iv) above, if it is approved by a vote of at least 80% of the Continuing Directors, a majority of the votes entitled to be cast by the shareholders will be sufficient to authorize the transaction.

       The By-Laws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by the Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notices procedures of the By-Laws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by the Board of Directors or (iii) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the By-Laws. The By-Laws also establish certain procedures and requirements relating to the calling of stockholder-requested special meetings.

       The Board of Directors has determined that the foregoing voting requirements, which are in some instances greater than the minimum requirements under Maryland law and the 1940 Act, are in the best interest of the Fund.

       Reference is made to the Charter and By-Laws of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. On the other hand, these provisions may require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

                                  UNDERWRITING

       Subject to the terms and conditions stated in a purchase agreement dated
          , 2004, each underwriter named below, for which Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

                                                                 NUMBER OF
UNDERWRITER                                                    COMMON SHARES
-----------                                                    -------------
Merrill Lynch, Pierce, Fenner & Smith
             Incorporated...................................
UBS Securities LLC..........................................
A.G. Edwards & Sons, Inc. ..................................
Deutsche Bank Securities Inc. ..............................
Advest, Inc. ...............................................
BB&T Capital Markets, a division of Scott & Stringfellow,
  Inc. .....................................................
Robert W. Baird & Co. Incorporated..........................
Ferris, Baker Watts, Incorporated...........................
H&R Block Financial Advisors, Inc. .........................
KeyBanc Capital Markets, a division of McDonald Investments
  Inc. .....................................................
Legg Mason Wood Walker, Incorporated........................
Oppenheimer & Co. Inc. .....................................
RBC Capital Markets Corporation.............................
Stifel, Nicolaus & Company, Incorporated....................
                                                                 --------
             Total..........................................
                                                                 ========

       The purchase agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated to purchase all the common shares sold under the purchase agreement if any of the common shares are purchased. In the purchase agreement, the Fund and the Investment Manager have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the 1933 Act, as amended, or to contribute payments the underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS

       The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the
public offering price less a concession not in excess of $     per share. The
sales load the Fund will pay of $.675 per share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a
discount in excess of $     per share on sales to other dealers. After the
initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any common shares purchased on or before
          , 2004.

       The following table shows the public offering price, sales load, estimated organizational and offering expenses and proceeds, after expenses, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their overallotment option.

                                             PER SHARE   WITHOUT OPTION   WITH OPTION
                                             ---------   --------------   -----------
Public offering price......................    $15.00          $               $
Sales load.................................     $.675          $               $
Estimated offering expenses................      $.03          $               $
Proceeds, after expenses, to the Fund......   $14.295          $               $

       The expenses of the offering are estimated at $          and are payable
by the Fund. The Fund has agreed to pay the underwriters $.005 per common share as a partial reimbursement of expenses incurred by them in connection with the offering. The amount payable by the Fund as this partial reimbursement to the underwriters will not exceed .03335% of the total price to the public of the common shares sold in this offering. The Investment Manager has agreed to pay offering expenses of the Fund (other than sales load, but including the reimbursement of expenses described above) that exceed $.03 per common share. The Investment Manager has also agreed to pay the organizational expenses of the Fund.

OVERALLOTMENT OPTION

       The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional common shares proportionate to that underwriter's initial amount reflected in the above table.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

       Until the distribution of the common shares is complete, Securities and Exchange Commission rules may limit underwriters and selling group members from bidding for and purchasing the common shares. However, the representative may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.

       If the underwriters create a short position in the common shares in connection with the offering, i.e., if they sell more common shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing common shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the common shares to stabilize its price or to reduce a short position may cause the price of the common shares to be higher than it might be in the absence of such purchases.

       Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Fund nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

       The Fund has agreed not to offer or sell any additional common shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the common shares to the underwriters pursuant to the purchase agreement and certain transactions related to the Fund's Plan.

       The Fund anticipates that the underwriters may from time to time act as brokers or, after they have ceased to be underwriters, dealers in executing the Fund's portfolio transactions. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

       The common shares will be sold to ensure that the New York Stock Exchange distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

OTHER RELATIONSHIPS

       The Investment Manager has entered into an Additional Compensation Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to which it will pay from its own assets a fee to Merrill Lynch, Pierce, Fenner & Smith Incorporated payable quarterly at the annual rate of .15% of the Fund's

Managed Assets. The total amount of these additional compensation amounts paid
to Merrill Lynch, Pierce, Fenner & Smith Incorporated will not exceed      % of
the total price to the public of the common shares sold in this offering. Pursuant to the Additional Compensation Agreement, Merrill Lynch, Pierce, Fenner & Smith Incorporated will provide, as reasonably requested by the Investment Manager (i) after-market support services designed to maintain the visibility of the Fund on an ongoing basis, (ii) relevant information, studies or reports regarding general trends in the closed-end investment company and asset management industries, if reasonably obtainable, and consult with representatives of the Investment Manager in connection therewith; and (iii) information to and consult with the Investment Manager with respect to applicable strategies designed to address market value discounts, if any.

       The Investment Manager has entered into an Additional Compensation Agreement with UBS Securities LLC pursuant to which it will pay from its own assets a fee to UBS Securities LLC payable quarterly at an annual rate of .15% of the Fund's Managed Assets attributable to the common shares sold by UBS Securities LLC in the offering. The total amount of the additional compensation
payment paid to UBS Securities LLC will not exceed      % of the price to the
public of the common shares sold in this offering. In consideration for such fee, UBS Securities LLC has agreed to provide, as requested by the Investment Manager, certain after-market shareholder support services designed to maintain the visibility of the Fund on an ongoing basis and, as requested by the Investment Manager, to provide relevant information, studies or reports regarding the Fund and the closed-end investment company industry.

       The Investment Manager has entered into a Corporate Finance Services and Consulting Agreement with A.G. Edwards & Sons, Inc. pursuant to which it will pay from its own assets a fee to A.G. Edwards & Sons, Inc. payable quarterly at the annual rate of .15% of the Fund's Managed Assets. The total amount of payments to A.G. Edwards & Sons, Inc. pursuant to the Corporate Finance Services
and Consulting Agreement will not exceed   % of the total price to the public of
the common shares sold in this offering. Pursuant to the Corporate Finance Services and Consulting Agreement, A.G. Edwards & Sons, Inc. will provide (i) relevant information, studies or reports regarding general trends in the closed-end investment management company and asset management industries, if reasonably obtainable, and consult with representatives of the Investment Manager in connection therewith; (ii) at the request of the Investment Manager, economic research and statistical information and reports, if reasonably obtainable, to, and consult with, the Investment Manager's or the Fund's representatives, or the Board, with respect to such information and reports, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance; and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (x) the net asset value of their respective shares (as made publicly available by the Fund and such investment companies),
(y) the respective market performance of the Fund and such other companies, and
(z) other relevant performance indicators; and (iii) the Investment Manager with certain other services in connection with the common shares relating to the trading price and market price thereof, including after-market services designed to maintain the visibility of the Fund in the market, as are agreed to between the Investment Manager and A.G. Edwards & Sons, Inc. from time to time.

       The sum of the fees payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and A.G. Edwards & Sons, Inc. will not exceed 4.5% of the total price to the public of the common shares sold in this offering. The sum total of all compensation to underwriters in connection with the public offering of common shares, including sales load and all forms of additional compensation to underwriters, will be limited to 9.0% of the total price to the public of the common shares sold in this offering.

       One or more of the underwriters of common shares may also act as an underwriter or placement agent in connection with the issuance by the Fund of any financial leverage, including the Fund's preferred shares, if any.

       The principal address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND-DISBURSING AGENT AND REGISTRAR

       Brown Brothers Harriman & Co., whose principal business address is 40 Water Street, Boston, MA 02109 has been retained to act as custodian of the Fund's investments and Scudder Investment Service Company, whose principal business address is 811 Main Street, Kansas City, MO 64105-2005, has been retained to serve as the Fund's transfer agent, dividend-disbursing agent and registrar. Neither Brown Brothers Harriman & Co. nor Scudder Investment Service Company has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio. Scudder Fund Accounting Corporation, whose principal business address is Two International Place, Boston, MA 02110, has been retained to serve as accounting agent.

                                 LEGAL MATTERS

       Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, New York, NY ("Willkie Farr"), as counsel to the Fund in connection with the offering of the common shares, and by Clifford Chance US LLP, counsel to the underwriters. Venable LLP will opine on certain matters pertaining to Maryland law. Willkie Farr and Clifford Chance US LLP may rely as to certain matters of Maryland law on the opinion of Venable LLP.

                             ADDITIONAL INFORMATION

       The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549. The Securities and Exchange Commission maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

       The Fund's common shares are expected to be listed on the NYSE, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, NY 10005.

       This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by its rules and regulations or free of charge through the Securities and Exchange Commission's web site (http://www.sec.gov).

                            TABLE OF CONTENTS OF THE

                      STATEMENT OF ADDITIONAL INFORMATION

Investment Objectives and Policies..........................    1
Use of Leverage.............................................    3
Investment Restrictions.....................................    3
Management of the Fund......................................    4
Compensation of Directors...................................    6
Investment Management and Other Services....................    6
Portfolio Transactions and Brokerage........................   10
Determination of Net Asset Value............................   11
Tender Offers...............................................   12
Taxation....................................................   13
Counsel and Independent Accountants.........................   19
Additional Information......................................   19
Statement of Assets and Liabilities.........................   20
Report of Independent Accountants...........................   23
Ratings of Investments (Appendix A).........................  A-1

       Through and including           , 2004 (25 days after the date of this
prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                                             SHARES

                  SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.

                                 COMMON SHARES

                                $15.00 PER SHARE

                             ---------------------
                                   PROSPECTUS
                             ---------------------

                              MERRILL LYNCH & CO.
                              UBS INVESTMENT BANK
                                  A.G. EDWARDS
                            DEUTSCHE BANK SECURITIES
                                  ADVEST, INC.
                              BB&T CAPITAL MARKETS
                             ROBERT W. BAIRD & CO.
                              FERRIS, BAKER WATTS
                                  INCORPORATED

                       H&R BLOCK FINANCIAL ADVISORS, INC.
                            KEYBANC CAPITAL MARKETS
                             LEGG MASON WOOD WALKER
                                      INCORPORATED

                               OPPENHEIMER & CO.
                              RBC CAPITAL MARKETS
                           STIFEL, NICOLAUS & COMPANY
                                  INCORPORATED

                                          , 2004

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  SUBJECT TO COMPLETION, DATED AUGUST 23, 2004

                  SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.

                                345 PARK AVENUE
                               NEW YORK, NEW YORK
                                  800-349-4281

                      STATEMENT OF ADDITIONAL INFORMATION

                                          , 2004

       This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus of Scudder Global Commodities Stock
Fund, Inc., dated           , 2004, as supplemented from time to time (the
"Prospectus"). This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Statement of Additional Information and Prospectus may be obtained free of charge by writing or calling the address or phone number shown above.

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Investment Objectives and Policies..........................     1
Use of Leverage.............................................     3
Investment Restrictions.....................................     3
Management of the Fund......................................     4
Compensation of Directors and Certain Officers..............     6
Investment Management and Other Services....................     6
Portfolio Transactions and Brokerage........................    10
Determination of Net Asset Value............................    11
Tender Offers...............................................    12
Taxation....................................................    13
Counsel and Independent Auditors............................    19
Additional Information......................................    19
Report of Independent Auditors..............................    23
Ratings of Investments (Appendix A).........................   A-1

                      STATEMENT OF ADDITIONAL INFORMATION

       Scudder Global Commodities Stock Fund, Inc. (the "Fund") is a recently organized, non-diversified, closed-end management investment company organized as a Maryland corporation on June 24, 2004. Much of the information contained in this Statement of Additional Information expands on subjects discussed in the Prospectus. Defined terms used herein have the same meanings as in the Prospectus. You should not invest in the Fund without first reading the Prospectus.


                       INVESTMENT OBJECTIVES AND POLICIES
               ADDITIONAL INFORMATION REGARDING FUND INVESTMENTS



       The following descriptions supplement the descriptions of the principal investment objectives, strategies and risks as set forth in the Prospectus. Except as otherwise provided, the Fund's investment policies are not fundamental and may be changed by the Board of Directors of the Fund without shareholder approval; however, the Fund will not change its non-fundamental investment policies without first providing written notice to shareholders.



       Under normal market conditions, the Fund will invest substantially all but not less than 80% of its total assets in equity and commodities-linked securities of companies in commodities-related industries or other issuers where the value of the investment is linked to changes in commodity prices or a commodities-related index, such as commodities-linked structured notes. Commodities are assets that have tangible properties, such as oil, metal and agricultural products. Securities of companies in commodities-related industries include common stocks, preferred securities, warrants, convertible securities and other equity and commodities-linked securities issued by such companies.


COMMON STOCK

       Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, the Fund participates in the success or failure of any company in which it holds stock. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic and financial market movements. Despite the risk of price volatility, however, common stocks have historically offered a greater potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents, although there can be no assurance that this will be true in the future.

PREFERRED STOCKS

       Preferred stocks pay fixed or floating dividends to investors, and have a "preference" over common stock in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. Preferred stockholders usually have no right to vote for corporate directors or on other matters. The percentage of common and preferred stocks in the Fund's investment portfolio may vary over time based on the Investment Manager's assessment of market conditions.

WARRANTS

       The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by the Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

CONVERTIBLE SECURITIES

       The Fund may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

       The convertible securities in which the Fund may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock split, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

       As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

       Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations.

LOWER-RATED SECURITIES

       Securities rated non-investment grade (i.e., lower than Baa by Moody's Investors Service Inc. ("Moody's") or lower than BBB by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P")) are sometimes referred to as "high yield" or "junk" bonds. The issuers of these securities have a currently identifiable vulnerability to default and the issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund may invest no more than 20% of its total assets in preferred stock or debt securities rated below investment grade or unrated securities of comparable quality. For a description of bond ratings, see Appendix A.

ILLIQUID SECURITIES

       A security is illiquid if, for legal or market reasons, it cannot be sold promptly (i.e., within seven days) at a price which approximates its fair value. Up to 20% of the Fund's assets may be invested in illiquid investments of companies, including privately-negotiated equity or debt securities.

FOREIGN CURRENCY TRANSACTIONS

       The Fund may engage in currency transactions with counterparties to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies and currency swaps. A forward currency involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on notional difference among two or more currencies.

       The Fund may invest without limit in securities of non-U.S. issuers or securities that are denominated in various foreign currencies or multinational currency units ("foreign securities"). Such investments involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the United States. Therefore, the prices of foreign securities often are volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in foreign securities. The Fund may hold foreign securities of issuers in so-called "emerging markets" which may entail additional risks.

       Although the Fund will report its net asset value and pay dividends in U.S. dollars, foreign securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in foreign securities, it will be subject to foreign currency risk, which means that the Fund's net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.


       Temporary Defensive Policy. For temporary defensive purposes, the Fund may vary from its investment policies during periods when the Investment Manager determines that it is advisable to do so because of conditions in the securities markets or other economic or political conditions. For temporary purposes, the Fund may invest, without limit, in cash and cash equivalents (including foreign money market instruments, such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations, and repurchase agreements), obligations issued or guaranteed by the US government, its agencies or instrumentalities, domestic repurchase agreements and money market instruments.



       Strategic Transactions. The Fund may, but is not required to, utilize various other investment strategies to seek to facilitate portfolio management and mitigate risks. These strategies may be executed through the use of derivative contracts.



       In the course of pursuing these investment strategies, the Fund may invest in options, swaps and futures contracts, including purchasing and selling exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchasing and selling futures contracts and options thereon, entering into various transactions such as swaps, caps, floors, collars, currency forward contracts, foreign currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures or credit transactions and credit default swaps and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limits imposed by the Investment Company Act of 1940) to attempt to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of certain securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities.



       Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.



       Risks of Strategic Transactions Outside the US. When conducted outside the US, Strategic Transactions may not be regulated as rigorously as in the US, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the US of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the US, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the US, and (v) lower trading volume and liquidity.


                                USE OF LEVERAGE

       The Fund currently does not intend to issue preferred stock, but may do so in the future in accordance with the Investment Company Act of 1940, as amended (the "1940 Act") and the rules promulgated thereunder. If the Fund determines to issue preferred stock in the future, it will provide at least 60 days' prior notice to its common stock holders.

                            INVESTMENT RESTRICTIONS

       The investment objective and the general investment policies and investment techniques of the Fund are described in the Prospectus. The Fund has also adopted certain investment restrictions limiting the following activities except as specifically authorized:

       The Fund may not:

                1. Issue senior securities or borrow money other than as permitted by the 1940 Act and the rules and regulations thereunder, and interpretations thereof;

                2. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Fund may be deemed to be an underwriter;

                3.  Purchase or sell real estate;

                4. Purchase or sell commodities, except as permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool or commodity pool operator, and except that the purchase or sale by the Fund of securities of commodities-related companies and commodities-linked derivative instruments, including swaps, structured notes, options and futures will not constitute the purchase or sale of commodities;

                5. Make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt instruments consistent with the Fund's investment objectives and policies, or the entry into repurchase agreements;

                6. Acquire or retain securities of any investment company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Section 12(d)(1) of the 1940 Act and the rules and regulations thereunder and interpretations thereof;

                7. Pledge, mortgage or hypothecate its assets except in connection with permitted borrowings or permitted strategies;

                8. Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin;

                9.  Invest for purposes of exercising control over management;
       or

                10. Concentrate its investments in a particular industry, as the term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, except commodities-related industries.

       The investment restrictions numbered 1 through 5 in this Statement of Additional Information have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act. "Majority of the outstanding voting securities" means the lesser of
(1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Investment restrictions numbered 6 through 10 above are non-fundamental and may be changed at any time by vote of a majority of the Board of Directors.

       Fund Name. The Fund has a non-fundamental policy of investing substantially all but not less than 80% of its total assets in securities of companies in commodities-related industries, as the Fund's name suggests. The Fund will measure the percentage at the time an investment is made, not later, and the Fund's 80% investment policy will not be considered violated unless an excess or deficiency occurs immediately after and as a result of such investment. If market fluctuations or shareholder actions cause the Fund's investments to fall below the name policy limit, the Fund will act to remedy the situation as promptly as possible, normally within three business days. However, the Fund will not be required to dispose of portfolio holdings or purchase additional investments immediately if the Investment Manager believes such action may expose the Fund to losses or unreasonable risks of loss. Also, the Fund may occasionally depart from its name policy. For example, the Fund may depart from its name policy to avoid losses caused by adverse market, economic, political, or other conditions. If the Board of Directors of the Fund changes the Fund's 80% investment policy to permit the Fund to invest less than 80% if its total assets in companies in commodities-related industries, the Fund will provide shareholders with at least 60 days' prior notice of such change.

                             MANAGEMENT OF THE FUND

       The overall management of the business and affairs of the Fund is vested with the Board of Directors. The Director approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its Investment Manager, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers and the Investment Manager, subject always to the investment objective and policies of the Fund and to the general supervision of the Directors. As of
          , 2004, the Director and officers as a group beneficially owned,
directly or indirectly, less than   % of the outstanding shares of the Fund.

       The Director and officers of the Fund and their principal occupations during the past five years are set forth below. The Director and each such officer is also a director or officer of one or more other investment companies advised by the Investment Manager and its affiliates. The Director is an "interested person" of the

Fund, as that term is defined in the 1940 Act, by virtue of his relationship with the Fund and the Investment Manager.

                       DIRECTOR AND OFFICERS OF THE FUND


                             POSITION(S) HELD                                             NUMBER OF FUNDS IN
                             WITH THE FUND AND                                             THE FUND COMPLEX
                              LENGTH OF TIME      BUSINESS EXPERIENCE AND DIRECTORSHIPS      OVERSEEN BY
NAME, ADDRESS AND AGE             SERVED                 DURING THE PAST 5 YEARS             DIRECTOR(1)
---------------------       -------------------   -------------------------------------   ------------------
Interested Director
Vincent J. Esposito.......  Director since        Vice Chairman (since 2004) of                   4
  (48)                      2004                  the Board of the Fund; Managing
                                                  Director, DeAM (since 2003); Vice
  c/o Deutsche Investment                         President of Central European Equity
  Management Americas Inc.                        Fund, Inc. (since 2003); Vice
  345 Park Avenue                                 President of The Germany Fund, Inc.
  New York, NY 10154                              (since 2003); (registered investment
                                                  companies); Managing Director, Putnam
                                                  Investments (1991-2002).
Independent Directors
Robert J. Callander.......  Director since        Chairman (since 2004) of the                    4
  (73)                      2004                  Board of the Fund; Retired Vice
                                                  Chairman, Chemical Banking
  c/o Deutsche Investment                         Corporation; Directorships: ARAMARK
  Management Americas Inc.                        Corporation (food service); Member,
  345 Park Avenue                                 Council on Foreign Relations;
  New York, NY 10154                              previously, Visiting
                                                  Professor/Executive-in-Residence,
                                                  Columbia University Business School;
                                                  formerly, Director, Barnes Group,
                                                  Inc. (manufacturing) (until April
                                                  2001) and Director, Metropolitan
                                                  Opera Association (retired).
Kenneth C. Froewiss.......  Director since        Clinical Professor of Finance,                  4
  (58)                      2004                  NYU Stern School of Business
                                                  (1997-present); Member, Finance
  c/o Deutsche Investment                         Committee, Association for Asian
  Management Americas Inc.                        Studies (2002-present); Managing
  345 Park Avenue                                 Director, J.P. Morgan (investment
  New York, NY 10154                              banking firm) (1984-1996).

                             POSITION(S) HELD                                             NUMBER OF FUNDS IN
                             WITH THE FUND AND                                             THE FUND COMPLEX
                              LENGTH OF TIME      BUSINESS EXPERIENCE AND DIRECTORSHIPS      OVERSEEN BY
NAME, ADDRESS AND AGE             SERVED                 DURING THE PAST 5 YEARS             DIRECTOR(1)
---------------------       -------------------   -------------------------------------   ------------------
William H. Luers..........  Director since        President and Chief Executive                   4
  (75)                      2004                  Officer, United Nations Association
                                                  of U.S.A.; Director, Wickes Lumber
  c/o Deutsche Investment                         Company (building materials), America
  Management Americas Inc.                        Online Latin America, (2003- present)
  345 Park Avenue                                 and Rubin Art Museum (Asian art
  New York, NY 10154                              museum) (2003-present); Member,
                                                  Advisory Board, The Trust for Mutual
                                                  Understanding and Christie's Inc.
                                                  (art auction house) (2003-present);
                                                  Trustee, Rockefeller Brothers Fund,
                                                  Trustee Advisory Council -- Appeal of
                                                  Conscience Foundation; formerly,
                                                  President, Metropolitan Museum of Art
                                                  (1986-1999) (retired); Director,
                                                  StoryFirst Communications, Inc. (owns
                                                  television and radio stations in
                                                  Russia and Ukraine) (1996-1999) and
                                                  The Eurasia Foundation (2000-2002)
                                                  and IDEX Corporation (liquid handling
                                                  equipment manufacturer) (1991-2003);
                                                  Member, Executive Committee and Board
                                                  of Directors, East-West Institute
                                                  (1998-2002).
Ronaldo A. da Frota
  Nogueira................  Director since        Director and Chief Executive                    4
  (66)                      2004                  Officer, IMF Editora Ltd. (financial
                                                  publisher); Chairman of the
  c/o Deutsche Investment                         Certification Committee and Director,
  Management Americas Inc.                        APIMEC Nacional (Brazilian
  345 Park Avenue                                 Association of Investment
  New York, NY 10154                              Professionals and Analysts); Member,
                                                  Board of the Association of Certified
                                                  International Investment Analysts
                                                  (ACIIA).

                             POSITION(S) HELD                                             NUMBER OF FUNDS IN
                             WITH THE FUND AND                                             THE FUND COMPLEX
                              LENGTH OF TIME      BUSINESS EXPERIENCE AND DIRECTORSHIPS      OVERSEEN BY
NAME, ADDRESS AND AGE             SERVED                 DURING THE PAST 5 YEARS             DIRECTOR(1)
---------------------       -------------------   -------------------------------------   ------------------
Susan Kaufman Purcell.....  Director since        Vice President, Council of the                  4
  (62)                      2004                  Americas; Vice President, Americas
                                                  Society; For-Profit Corporate Boards:
  c/o Deutsche Investment                         Director, Valero Energy Corporation;
  Management Americas Inc.                        Non- Profit Directorships: Freedom
  345 Park Avenue                                 House, Foundation for Management
  New York, NY 10154                              Education in Central America (FMECA)
                                                  and National Endowment for Democracy
                                                  (until 1999) and Women's Foreign
                                                  Policy Group (1999-Jan. 2004);
                                                  Member, Advisory Board, The Inter-
                                                  American Foundation; and Member,
                                                  Council on Foreign Relations;
                                                  Previously Member, Policy Planning
                                                  Staff, US Department of State and
                                                  Associate Professor of Political
                                                  Science, University of California,
                                                  Los Angeles (UCLA).
Kesop Yun.................  Director since        Professor (formerly Dean,                       4
  (59)                      2004                  1999-2001), College of Business
                                                  Administration, Seoul National
  c/o Deutsche Investment                         University, Seoul, Korea; Director,
  Management Americas Inc.                        The Korea Liberalization Fund, Inc.
  345 Park Avenue                                 (U.K.) (1996-1999); Visiting
  New York, NY 10154                              Professor of London Business School
                                                  (1997-1998); President, Korea
                                                  Securities & Economy Institute
                                                  (1994-1995) and Korea Tax Association
                                                  (1994-1995).


------------


(1) As of August 23, 2004 the total number of Funds in the Fund Complex is 4.



(2) Mr. Sluyters is a director who is an "interested person" within the meaning of Section 2(a)(19) of the 1940 Act.



NAME (AGE)                               PRESENT OFFICE WITH THE FUND; (1)(2) PRINCIPAL
----------                        ------------------------------------------------------------
Julian F. Sluyters (44)........   President and Chief Executive Officer; Managing Director,
                                  Deutsche Asset Management (since May 2004); President and
                                  Chief Executive Officer of The Brazil Fund, Inc., Scudder
                                  Global High Income Fund, Inc. and Scudder New Asia Fund,
                                  Inc. (since May 2004); Chief Executive Officer of the
                                  Scudder Funds (203 funds); President and Chief Executive
                                  Officer, UBS Fund Services (2001-2003); Chief Administrative
                                  Officer (1998-2001) and Senior Vice President and Director
                                  of Mutual Fund Operations (1991-1998) UBS Global Asset
                                  Management.
Kate Sullivan D'Eramo (47).....   Assistant Treasurer; Director of Deutsche Asset Management.

NAME (AGE)                               PRESENT OFFICE WITH THE FUND; (1)(2) PRINCIPAL
----------                        ------------------------------------------------------------
Kevin M. Gay (44)..............   Assistant Treasurer; Vice President of Deutsche Asset
                                  Management (since 2002); prior thereto, a Vice President and
                                  Director of PFPC, Inc. or its predecessor organization
                                  (1994-2002).
John Millette (41).............   Vice President and Secretary; Director of Deutsche Asset
                                  Management.
Caroline Pearson (42)..........   Assistant Secretary; Managing Director of Deutsche Asset
                                  Management.
Charles A. Rizzo (47)..........   Treasurer and Chief Financial Officer; Managing Director
                                  (since 2004) and Director (2000-2004) of Deutsche Asset
                                  Management; prior thereto, Vice President and Department
                                  Head, BT Alex. Brown Incorporated (now Deutsche Bank
                                  Securities Inc.) 1998-1999); Senior Manager, Coopers and
                                  Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-
                                  1998).
Bruce A. Rosenblum (43)........   Vice President and Assistant Secretary; Director (since
                                  2002) and Vice President (2000-2002) of Deutsche Asset
                                  Management; prior thereto, partner with the firm of
                                  Freedman, Levy, Kroll and Simonds (1994-1999).
Salvatore Schiavone (38).......   Assistant Treasurer; Director of Deutsche Asset Management.



(1) Unless otherwise stated, all Executive Officers have been associated with the Investment Manager, Deutsche Asset Management, or predecessor organizations for more than five years, although not necessarily in the same capacity. Messrs. Esposito, Lee, Millette, Rizzo, Rosenblum and Schiavone and Mses. D'Eramo and Pearson own securities of Deutsche Bank AG.



(2) The President, Treasurer and Secretary each hold office until the next annual meeting of the Board of Directors and until his successor has been duly elected and qualifies, and all other officers hold office in accordance with the bylaws of the Fund.


(3) Messrs. Sluyters and Rizzo also hold similar positions for other investment companies for which the Investment Manager or an affiliate serves as the adviser.

The Board of Directors has an Audit Committee, a Valuation Committee and a Committee on Independent Directors.

AUDIT COMMITTEE


       The Board has an Audit Committee, consisting of those Directors who are not interested persons of the Fund or of the Investment Manager ("Independent Directors") as defined in the 1940 Act. In addition to approving the selection, retention, compensation and termination of the Fund's independent registered public accounting firm, the Audit Committee, among other things, reviews with management and the independent registered public accounting firm for the Fund the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Fund's annual audited financial statements, reviews the independent registered public accounting firm's required communications regarding the scope and results of the audit, which may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by the independent registered public accounting firm, recommends to the Board for its approval the selection of the independent registered public accounting firm, reviews matters related to the independence of the Fund's independent registered public accounting firm and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.


COMMITTEE ON INDEPENDENT DIRECTORS


       The Board has a Committee consisting of the Independent Directors. The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created; (ii) to recommend for the Board's selection the Director nominees for the next annual meeting of stockholders; (iii) to set any necessary standards or qualifications for service on the Board; (iv) to review and evaluate the compensation of the Independent Directors and to recommend any changes thereto to the Board; (v) to determine the policies governing retirement of Independent Directors; (vi) to perform periodic evaluations of the effectiveness of the Independent Directors; and (vii) to consider other matters of special relevance to the Independent Directors. The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the written charter for the Committee on Independent Directors (which is attached as Appendix B to this SAI), as it may from time to time be amended by the Committee, sets forth procedures that must be followed by a stockholder to properly submit a nominee candidate to the Committee. Recommendations not properly submitted in accordance with Appendix A to the charter will not be considered by the Committee.


VALUATION COMMITTEE

       The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of certain illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Callander, Esposito and Froewiss are the members of the Valuation Committee, with Mr. Luers as an alternative.

                 COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

       The following table sets forth estimated information regarding compensation expected to be paid to Directors by the Fund for the current fiscal year ending December 31, 2004 and the aggregate compensation paid by the fund complex of which the Fund is a part for the fiscal year ended December 31, 2004. Officers of the Fund and Directors who are interested persons of the Fund do not receive any compensation from the Fund or any other fund in the fund complex which is a U.S. registered investment company. Each of the other Directors is
paid an annual retainer of $     , and a fee of $     for each meeting attended
and is reimbursed for the expenses of attendance at such meetings. In the column headed "Total Compensation From Fund Complex Paid to Directors," the compensation paid to each Director represents the aggregate amount paid to the Director by the Fund and the other funds that each Director serves in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex.


                                                                     TOTAL COMPENSATION
                                            AGGREGATE COMPENSATION    COMPLEX PAID TO
NAME OF PERSON, POSITION OF FUND DIRECTORS        FROM FUND              DIRECTORS
------------------------------------------  ----------------------   ------------------
Robert J. Callander, Director............
Vincent J. Esposito, Director*...........
Kenneth C. Froewiss, Director............
William H. Luers, Director...............
Ronaldo A. da Frota Nogueira, Director...
Susan Kaufman Purcell, Director..........
Kesop Yun, Director......................


------------

* "Interested person" of the Fund, as defined in the 1940 Act, because of the affiliation with the Investment Manager.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

THE INVESTMENT MANAGER

       Deutsche Investment Management Americas Inc. ("DeIM" or the "Investment Manager"), with headquarters at 345 Park Avenue, New York, NY 10154, is the Fund's investment manager pursuant to an Investment Management Agreement. Under the supervision of the Board of Directors, the Investment Manager makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Investment Manager provides a full range of global investment advisory services to institutional and retail clients, and as of June 30, 2004, had total assets of approximately $699 billion under management. The Investment Manager is part of Deutsche Asset Management, which is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company. Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts, and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.


       Under its Investment Management Agreement with the Fund, the Investment Manager is responsible for managing the investment operations of the Fund and the composition of the Fund's holdings of securities and other investments. The Investment Manager also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

       For its services under the Investment Management Agreement, the Fund pays the Investment Manager a monthly management fee computed at the annual rate of 0.90% of the average daily Managed Assets of the Fund (which equals the net asset value of the common shares plus the liquidation preference of any Fund preferred stock, if any, and the principal amount of any borrowings used for leverage, if any). In addition to the monthly advisory fee, the Fund pays all other costs and expenses of its operations, including compensation of its Directors, custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any Fund Preferred Shares, listing expenses, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. Although the Fund does not currently anticipating using leverage, if the Fund determines to utilize leverage in the future the fees paid to the Investment Manager for investment management services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund's total Managed Assets, which would include the liquidation preference of any Fund preferred stock and the principal amount of certain borrowings for leverage. Because the fees paid to the Investment Manager are determined on the basis of the Fund's total Managed Assets, the Investment Manager's interest in determining whether to leverage the Fund may differ from the interests of the Fund.

       The Investment Management Agreement provides that the Investment Manager shall not be liable for any act or omission in the course of, connected with or arising out of any services to be rendered under the Investment Management Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under the Investment Management Agreement.

       The Investment Management Agreement will remain in effect for an initial term of two years (unless sooner terminated), and shall remain in effect from year to year thereafter if approved annually (1) by the Fund's Board of Directors or by the holders of a majority of the Fund's outstanding voting securities and (2) by a majority of the independent directors who are not parties to such contract or agreement. The Investment Management Agreement will terminate upon assignment by any party and is terminable, without penalty, on 60 days' written notice by the Fund's Board of Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or upon 90 days' written notice by the Investment Manager.

       To the extent permissible by law and subject to approval of the Board of Directors, pursuant to the Investment Management Agreement, the Investment Manger is authorized to appoint certain of its affiliates as investment advisers to perform certain of the Investment Manager's duties. In such cases, the Investment Manager is also authorized to adjust the duties, the amount of assets to be managed and the fees paid by the Investment Manager to any such affiliated investment advisers. These affiliated investment advisers must be entities that the Investment Manager controls, is controlled by, or is under common control with, and any such appointments are subject to the further approval of the independent directors and the full Board of Directors of the Fund. Shareholders of the Fund that are affected by any adjustment would receive appropriate disclosure of any such change in a timely fashion following approval by the Independent Directors. The advisory fee rates paid by the Fund would not increase as a result of any such action since all fees incurred by an investment adviser will continue to be the responsibility of the Investment Manager. The Investment Manager will retain full responsibility for the actions of any such investment adviser.


       The Board of Directors approved an investment management agreement between the Investment Manager and the Fund (the "Management Agreement") at a meeting held on July 27, 2004. In considering the Management Agreement, the Directors met with representatives of the Investment Manager, including investment management personnel, and were advised by independent legal counsel with respect to the duties of Directors when considering such agreements. In considering the Management Agreement, the Board of Directors, including the Independent Directors, did not identify any single factor as determinative. Matters considered by the Board of Directors, including the Independent Directors, in connection with its approval of the Management Agreement included the following:


       - the nature, quality and extent of services to be performed by the Investment Manager pursuant to the Management Agreement

       - the economic outlook and the general investment outlook in the markets in which the Fund proposes to invest

       - the Investment Manager's investment philosophy and process, operational stability and financial condition, as well as the size and experience of the Investment Manager's investment staff

       - the expected quality of the Investment Manager's services with respect to compliance with the Fund's investment policies and restrictions

       - the Fund's expected expense ratio and the expense ratios of a peer group of funds

       - the amount and nature of fees to be paid by the Fund, including comparative information on fees and expenses of similar registered investment companies and the fact that the Investment Manager agreed to pay organizational expenses of the Fund and offering costs of the Fund (other than the sales load) that exceed $.03 per common share; in evaluating the Fund's investment management fees, the Directors also took into account the demands, complexity and expected quality of the investment management services to be provided to the Fund and the indirect costs and benefits of providing the investment management services


       Based on their evaluation of all factors that they deemed to be material, including, but not limited to, those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the proposed investment management fee structure was fair and reasonable, and that approval of the Management Agreement was in the best interest of the Fund and its shareholders. The Board also considered the Investment Manager's undertaking to pay a fee to Merrill Lynch, Pierce, Fenner & Smith Incorporated and to A.G. Edwards & Sons, Inc. for certain after-market services relating to closed-end funds in general and, to some extent, the Fund in particular (see "Underwriting" in the Prospectus), and that these fees would be paid by the Investment Manager and not the Fund. In addition, the Board was made aware of additional costs to the Investment Manager, and indirect benefits to be received by the Investment Manager, in connection with providing services to the Fund. The Board also considered that the Investment Manager likely would benefit, at least indirectly, from certain securities lending and brokerage relationships between the Fund and affiliates of the Investment Manager. The Board also considered the nature and extent of benefits that the Investment Manager might receive from the brokerage and research services it might receive from broker-dealers who execute portfolio transactions for the Fund.



CUSTODIAN; TRANSFER AND DIVIDEND-DISBURSING AGENT AND REGISTRAR;

ACCOUNTING AGENT


       Brown Brothers Harriman & Co., which has its principal business office at 40 Water Street, Boston, MA 02109, has been retained to act as custodian of the Fund's investments and Scudder Investment Service Company, which has its principal business office at 811 Main Street, Kansas City, MO 64105-2005, has been retained to serve as the Fund's transfer and dividend disbursing agent and registrar. Neither Brown Brothers Harriman & Co. nor Scudder Investment Service Company has any part in deciding the Fund's investment policies or which securities are to be purchased or sold for the Fund's portfolio. Scudder Fund Accounting Corporation, which has its principal business office at Two International Place, Boston, MA 02110, has been retained to serve as accounting agent.

CODE OF ETHICS

       The Fund and the Investment Manager have adopted codes of ethics in compliance with Rule 17j-1 under the 1940 Act (the "Consolidated Code"). The Consolidated Code permits access persons to trade in securities that may be purchased or held by the Fund for their own accounts, subject to compliance with the Consolidated Code's pre-clearance requirements. In addition, the Consolidated Code also provides for trading "blackout periods" that prohibit trading by personnel within periods of trading by the Fund in the same security. The Consolidated Code also prohibits short-term trading profits and personal investment in initial public offerings and requires prior approval with respect to purchases of securities in private placements.

PROXY VOTING GUIDELINES

       The Fund has delegated proxy voting responsibilities to the Investment Manager, subject to the Board's general oversight. The Fund has delegated proxy voting to the Investment Manager with the direction that proxies should be voted consistent with the Fund's best economic interests. The Investment Manager has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the Investment Manager and its affiliates. The Guidelines set forth the Investment Manager's general position on various proposals, such as:

       - Shareholder Rights -- The Investment Manager generally votes against proposals that restrict shareholder rights.

       - Corporate Governance -- The Investment Manager generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

       - Anti-Takeover Matters -- The Investment Manager generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The Investment Manager generally votes for fair price proposals.

       - Compensation Matters -- The Investment Manager generally votes for executive cash compensation proposals, unless they are unreasonably excessive. The Investment Manager generally votes against stock option plans that do not meet the Investment Manager's criteria.

       - Routine Matters -- The Investment Manager generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

       The general provisions described above do not apply to investment companies. The Investment Manager generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the Investment Manager or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The Investment Manager votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the 1940 Act.

       Although the Guidelines set forth the Investment Manager's general voting positions on various proposals, the Investment Manager may, consistent with the Funds' best interests, determine under some circumstances to vote contrary to those positions.

       The Guidelines on a particular issue may or may not reflect the view of individual members of the Board, or of a majority of the Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which the Investment Manager or an affiliate serves as investment advisor or sponsor.

       The Investment Manager may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

       As mentioned above, the Policies describe the way in which the Investment Manager resolves conflicts of interest. To resolve conflicts, the Investment Manager, under normal circumstances, votes proxies in accordance with its Guidelines. If the Investment Manager departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the Investment Manager will vote the proxy. Before voting any such proxy, however, the Investment Manager's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the Investment Manager has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the Investment Manager has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the Investment Manager will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the Investment Manager may not be able to vote proxies or the Investment Manager may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the Investment Manager may not vote proxies on certain foreign securities due to local restrictions or customs. The Investment Manager generally does not vote proxies on securities subject to share blocking restrictions.

       Beginning           , information regarding how the Fund voted proxies
relating to portfolio securities during the most recent 12-month period ended
June 30 will be available without charge by calling 1-   -   -     (toll free)
or visiting           or the SEC's website www.sec.gov.

PRIVACY POLICY

       The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information, and why in certain cases we may share this information with others.

       The Fund does not receive any nonpublic personal information relating to the shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the Fund, we receive nonpublic personal information on account applications or other forms. With respect to these shareholders, the Fund also has access to specific information regarding their transactions in the Fund.

       The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Fund restricts access to nonpublic personal information about its shareholders to employees of its service providers with a legitimate business need for the information.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

       Subject to the supervision of the Board of Directors, decisions to buy and sell securities for the Fund and negotiation of its brokerage commission rates are made by the Investment Manager. Transactions on U.S. stock exchanges involve the payment by the Fund of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

       In selecting a broker to execute each particular transaction, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Directors may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Fund to pay a broker that provides research services to the Investment Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction, if the Investment Manager determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Fund. Research and investment information is provided by these and other brokers at no cost to the Investment Manager and is available for the benefit of other accounts advised by the Investment Manager and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Investment Manager's expenses, it is not possible to estimate its value and in the opinion of the Investment Manager it does not reduce the Investment Manager's expenses in a determinable amount. The extent to which the Investment Manager makes use of statistical, research and other services furnished by brokers is considered by the Investment Manager in the allocation of brokerage business but there is no formula by which such business is allocated. The Investment Manager does so in accordance with its judgment of the best interests of the Fund and its shareholders. In addition, consistent with the Conduct Rules of NASD, Inc., and subject to seeking best price and execution, the Investment Manager may consider sales of shares of the Fund as a factor in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

                        DETERMINATION OF NET ASSET VALUE

       The Fund will determine the net asset value of its shares daily, as of the close of trading on the New York Stock Exchange (currently 4:00 p.m. New York time). Net asset value is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding. Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

       For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Directors shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

       Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the Investment Manager to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Directors deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes reflect most closely the value of such securities.

       Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board of Trustees. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value securities at their last reported price or at some other value.

                                 TENDER OFFERS

       The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's common shares will trade in the open market at a price that will be a function of several factors, including, among others, dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of closed-end funds frequently trade at a discount to their net asset value. The market price per common share may be greater or less than net asset value per common share. This characteristic of common shares of closed-end funds is a risk separate and distinct from the risk that the Fund's net asset value may decrease. The market price of the Fund's common shares also may be affected by trading volume of the common shares, general market and economic conditions and other factors beyond the control of the Fund. The Board of Directors has determined that semiannual tender offers may help reduce any market discount that may develop.

       Accordingly, the Board of Directors has committed to make tender offers for the Fund's common shares under certain circumstances and subject to certain conditions. Beginning with the semiannual period ending December 2005 and for the next five consecutive semiannual periods of operation thereafter (for a total of six consecutive periods), in the event that the Fund's common shares trade at an average discount from net asset value of more than 10% for the twelve weeks immediately preceding the end of the first quarter of such semiannual period (i.e., the first calendar quarter and the third calendar quarter) (the "measurement period"), the Fund, under normal circumstances, will make offers to purchase up to 5% of its outstanding common shares at their net asset value from all beneficial shareholders. The Board of Directors reserves the right to modify the conditions described in this paragraph in light of experience and other factors. In addition, the Board of Directors may consider from time to time open market repurchases of the Fund's outstanding common shares.

       Under certain circumstances described below, the Board of Directors may determine not to undertake a tender offer even if the conditions described in the preceding paragraph are met. Moreover, there can be no assurance that any such tender offers would cause the common shares to trade at a price equal to their net asset value or reduce the spread between the market price and the net asset value per common share. The acquisition of common shares by the Fund will decrease the total assets of the Fund and, therefore, will have the effect of increasing the Fund's expense ratio.


       The Fund will purchase all outstanding common shares tendered in accordance with the terms of the offer unless the Board of Directors determined to accept none of them (based upon the circumstances set forth below). If more common shares are tendered for repurchase than the Fund has offered to repurchase, common shares will be repurchased on a pro-rata basis. If authorized by the Securities and Exchange Commission, the Fund may make it a condition of each tender offer that no one shareholder may receive more than 10% of the amount purchased by the Fund in the tender offer. There can be no assurance that the

Commission will approve this condition. Thus, shareholders may be unable to liquidate all or a given percentage of their common shares and some shareholders may tender more shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of common shares. Shareholders may withdraw tendered common shares at any time prior to the tender offer deadline.


       Tender offers and the need to fund repurchase obligations may affect the ability of the Fund to be fully invested, which may reduce returns. Moreover, diminution in the size of the Fund through repurchases without offsetting new sales of common shares may result in untimely sales of portfolio securities and a higher expense ratio, and may limit the ability of the Fund to participate in new investment opportunities. Repurchases resulting in portfolio turnover will result in additional expenses being borne by the Fund. The Fund may borrow to meet repurchase obligations, which entails certain risks and costs. See "Risk Factors -- Tender Offers."

       Although the Board of Directors has committed to conduct tender offers beginning with the semiannual period ending December 2005 and semiannually for the next five semiannual periods thereafter if the conditions described above are met, it is the policy of the Board of Directors (which may be changed by the Board), not to cause the Fund to purchase shares pursuant to a tender offer if
(1) such purchases would impair the Fund's status as a regulated investment company under the Federal tax laws; (2) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to purchase tendered common shares;
(3) such action would result in the Fund failing to satisfy the New York Stock Exchange's minimum listing requirements; or (4) there is, in the judgment of the Board of Directors, any (a) legal action or proceeding instituted or threatened challenging the tender offer or otherwise materially adversely affecting the Fund, (b) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States, which is material to the Fund, (c) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (d) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Fund, or (e) other event or condition that would have a material adverse effect on the Fund or its shareholders if tendered common shares were purchased. Thus, there can be no assurance that the Board of Directors will proceed with any tender offer. The Board of Directors may modify these conditions in light of circumstances existing at the time.

       If the Fund's common shares are purchased pursuant to a tender offer, such purchases could reduce significantly the asset coverage of any borrowing or outstanding senior securities, if any. The Fund may not purchase common shares to the extent such purchases would result in the asset coverage with respect to such borrowing or senior securities being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to purchase all common shares tendered, the Fund may have to repay all or part of any then outstanding borrowing or redeem all or part of any then outstanding senior securities to maintain the required asset coverage. In addition, the amount of common shares for which the Fund makes any particular tender offer may be limited for the reasons set forth above or in respect of other concerns elated to liquidity of the Fund's portfolio. The Fund does not currently intend to engage in borrowing or issue senior securities.

       Any tender offer will be made and shareholders will be notified in accordance with the requirements of the Securities Exchange Act and the 1940 Act, either by publication or mailing or both. The offering documents will contain information prescribed by such laws and the rules thereunder. The repurchase of tendered shares by the Fund will be a taxable event. See "U.S. Federal Income Tax Matters." The Fund will pay all costs and expenses associated with the making of any tender offer. If the Fund has any preferred shares outstanding, at any such time the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (1) all accrued preferred shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

       Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund's Board of Directors would have to comply with the Securities Exchange Act, the 1940 Act and the rules and regulations thereunder.

                                    TAXATION

       The following is intended to be a general summary of certain federal income tax consequences of investing in the Fund. It is not intended as a complete discussion of all such consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisors before making an investment in the Fund. The summary is based on the laws in effect on the date of this statement of additional information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

       TAXATION OF THE FUND. The Fund will elect to be treated as a regulated investment company under Subchapter M of the Code. The Fund intends to so qualify in each taxable year as required under the Code in order to avoid payment of federal income tax at the Fund level. In order to qualify as a regulated investment company, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income:

                (a) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies.

                (b) The Fund must diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer of such other securities to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

                (c) The Fund is required to distribute to its shareholders at least 90% of its taxable and tax-exempt net investment income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually such net investment income and net realized capital gains in the manner required under the Code.

       If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

       The Fund is subject to a 4% nondeductible excise tax on amounts required to be but that are not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Although the Fund's distribution policies should enable it to avoid excise tax liability, the Fund may retain (and be subject to income or excise tax on) a portion of its capital gain or other income if it appears to be in the interest of the Fund.

       TAXATION OF FUND DISTRIBUTIONS. Distributions from the Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) properly designated as capital gain dividends will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund.

       Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

       For taxable years beginning on or before December 31, 2008, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. Qualified dividend income does not include interest from fixed-income securities. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 120-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 180-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. In order for a dividend paid by a foreign corporation to constitute "qualified dividend income," the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States), and (2) not be treated as a foreign personal holding company, foreign investment company, or passive foreign investment company.

       Technical corrections legislation is pending that would change the preceding rule by substituting "121-day" for "120-day" and "181-day" for "180-day." The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if these technical corrections have already been enacted.

       In general, distributions of investment income designated by a regulated investment company as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund's shares.

       If the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

       Capital gains distributions may be reduced if Fund capital loss carryforwards are available. Any capital loss carryforwards and any post-October loss deferrals to which the Fund is entitled are disclosed in the Fund's annual and semi-annual reports to shareholders.

       Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Distributions are taxable to shareholders even if they are paid from income or gains by the Fund before a shareholder's investment (and thus may have been included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in addition shares through the reinvestment privilege. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

       All distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a partial return of capital upon the distribution, which will nevertheless be taxable to them.

       SALE OR REDEMPTION OF SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

       DIVIDENDS RECEIVED DEDUCTION. Dividends from domestic corporations may comprise a substantial part of the Fund's gross income. If any such dividends constitute a portion of the Fund's gross income, a portion of the income distributions of the Fund may be eligible for the 70% deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent the shares of the Fund with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if either those shares or the shares of the Fund are deemed to have been held by the Fund or the shareholder, as the case may be, for less than 46 days during the 90-day period beginning 45 days before the shares become ex-dividend.

       FOREIGN TAXATION. Foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities may occur. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. If more than 50% of the Fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

       PASSIVE FOREIGN INVESTMENT COMPANIES. Equity investments by the Fund in certain "passive foreign investment companies" ("PFICs") could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return. Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

       TAX EFFECTS OF CERTAIN TRANSACTIONS. The Fund's use of options, futures contracts, forward contracts (to the extent permitted) and certain other Strategic Transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income, defer losses, cause adjustments in the holding periods of portfolio securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors. These rules, among other things (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

       The Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

       Transactions in foreign currencies, foreign investment currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

       Requirements related to the Fund's status as a regulated investment company may limit the extent to which it will be able to engage in transactions in options, future contracts, forward contracts, swap agreements and certain structured securities.

       The Fund's investment in zero coupon bonds and other debt obligations having original issue discount may cause the Fund to recognize taxable income in excess of any cash received from the investment.

       Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in real estate investment trusts that hold residual interests in real estate mortgage investment conduits; or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code

Section 514(b). If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.

OTHER TAX CONSIDERATIONS

       Under the backup withholding provisions of the Code, redemption proceeds as well as distributions may be subject to federal income tax withholding for certain shareholders, including those who fail to furnish the Fund with their taxpayer identification numbers and certifications as to their tax status.

       Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund's shares. Any shareholder who is not a U.S. Person (as such term is defined in the Code) should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a flat U.S. withholding tax rate of 30% (or a potentially lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

       Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

       Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

       Shareholders should consult their tax advisers regarding the specific tax consequences, including state and local tax consequences, of participating in a tender offer of common shares. A tender of common shares pursuant to a tender offer will be treated as a taxable sale or exchange of the common shares if, taking into account common shares the tendering shareholder actually owns and common shares the shareholder is treated as owning under constructive ownership rules, the tender (i) completely terminates the shareholder's interest in the Fund, (ii) is treated as a distribution that is "substantially disproportionate" or (iii) is treated as a distribution that is "not essentially equivalent to a dividend". A "substantially disproportionate" distribution generally requires a reduction of more than 20% in the shareholder's proportionate interest in the Fund after all shares are tendered. A distribution "not essentially equivalent to a dividend" requires that there be a "meaningful reduction" in the shareholder's interest, which should be the case if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest.

       The Fund intends to take the position that tendering shareholders will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their common shares as a capital asset and as a long-term capital gain or loss if such common shares have been held for more than 12 months. If the transaction is not treated as a sale or exchange, the amount received upon a sale of common shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund's earnings and profits and the shareholder's tax basis in the common shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, non-tendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender offer might be treated as receiving a constructive dividend.

       THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                        COUNSEL AND INDEPENDENT AUDITORS

       Willkie Farr & Gallagher LLP serves as counsel to the Fund, and is
located at 787 Seventh Avenue, New York, NY 10019.           has been appointed
as independent auditors for the Fund. The Statement of Assets and Liabilities of
the Fund as of           , 2004 and the Statement of Operations of the Fund for
the one day then ended included in this Statement of Additional Information has
been so included in reliance on the report of           , independent auditors,
given on the authority of the firm as experts in auditing and accounting.

                             ADDITIONAL INFORMATION


       A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of any part thereof may be obtained from the Securities and Exchange Commission upon the payment of fees prescribed by the Securities and Exchange Commission.

                  SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.

           STATEMENT OF ASSETS AND LIABILITIES AS OF           , 2004

Assets:
  Cash......................................................  $
  Deferred Offering Costs...................................
  Receivable from adviser...................................
     Total Assets...........................................
Liabilities:
  Accrued expenses..........................................
  Payable for organization costs............................
Total Liabilities...........................................
Net Assets applicable to [    ] shares of $.01 par value
  common stock outstanding..................................
Net asset value per common shares outstanding ([$    ]
  divided by [    ] common shares outstanding)..............

                            STATEMENT OF OPERATIONS
                     FOR THE ONE DAY ENDED           , 2004

INVESTMENT INCOME...........................................  $
Expenses:
  Organization costs........................................
  Expense reimbursement.....................................
     Total expenses.........................................
Net investment income.......................................  $

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1:  ORGANIZATION

       Scudder Global Commodities Stock Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on June 24, 2004 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a closed-end non-diversified management investment company. The Fund has been inactive since that date except for matters relating to the Fund's establishment, designation, registration of the Fund's shares of common stock ("Shares") under the
Securities Act of 1933, as amended, and the sale of           shares ("Initial
Shares") for $     to Deutsche Investment Management Americas Inc. The proceeds of such Initial Shares in the Fund were invested in cash. There are 240,000,000 shares of $0.01 par value common stock authorized.

       Deutsche Investment Management Americas Inc. or an affiliate has agreed
to reimburse all organization expenses (approximately $     ) and pay all
offering costs (other than the sales load) that exceed $     per common share.

NOTE 2:  ACCOUNTING POLICIES

       The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

NOTE 3:  INVESTMENT MANAGEMENT AGREEMENT


       The Fund has entered into an Investment Management Agreement with Deutsche Investment Management Americas Inc. (the "Investment Manager"), under which the Investment Manager will provide investment advisory services for the Fund. For providing these services, the Investment Manager will receive a fee from the Fund, accrued daily and paid monthly, at an annual rate equal to 0.90% of the average daily managed assets of the Fund. Managed assets is the net asset value of the common shares plus the liquidation preference of any Fund preferred stock and the principal amount of any borrowings used for leverage.

                         REPORT OF INDEPENDENT AUDITORS

       To the Shareholders and Board of Directors of SCUDDER GLOBAL COMMODITIES STOCK FUND, INC.:

       In our opinion, the accompanying statement of assets and liabilities and the related statement of Scudder Global Commodities Stock Fund, Inc. (the
"Fund") at           , 2004 and the results of its operations for the one day
then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          [city],           [state]
          , 2004

                                   APPENDIX A
                             RATINGS OF INVESTMENTS

       Description of certain ratings assigned by S&P and Moody's:

S&P LONG-TERM

       "AAA" -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

       "AA" -- An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

       "A" -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

       "BBB" -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       "BB," "B," "CCC," "CC," and "C" -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

       "BB" -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

       "B" -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

       "CCC" -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

       "CC" -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

       "C" -- A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

       "D" -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

       "r" -- The symbol "r" is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

       "N.R." -- The designation "N.R." indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

       Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus ( -- ) sign designation to show relative standing within the major rating categories.

SHORT-TERM

       "A-1" -- A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

       "A-2" -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

       "A-3" -- A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

       "B" -- A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

       "C" -- A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

       "D" -- A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S LONG-TERM

       "Aaa" -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       "Aa" -- Bonds rated "Aa" are judged to be of high quality by all standards.

       Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

       "A" -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

       "Baa" -- Bonds rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       "Ba" -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

       "B" -- Bonds rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

       "Caa" -- Bonds rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

       "Ca" -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

       "C" -- Bonds rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa". The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PREFERRED STOCK

       Because of the fundamental differences between preferred stocks and bonds, Moody's employs a variation of our familiar bond rating symbols in the quality ranking of preferred stock.

       These symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

       "aaa" -- An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

       "aa" -- An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

       "a" -- An issue rated "a" is considered to be an upper-medium-grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

       "baa" -- An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present, but may be questionable over any great length of time.

       "ba" -- An issue rated "ba" is considered to have speculative elements. Its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

       "b" -- An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

       "caa" -- An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

       "ca" -- An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

       "c" -- This is the lowest-rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

       Note: As in the case of bond ratings, Moody's applies to preferred stock ratings the numerical modifiers 1, 2, and 3 in rating classifications "aa" through "b". The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

PRIME RATING SYSTEM (SHORT-TERM)

       Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

       -     Leading market positions in well-established industries.

       -     High rates of return on funds employed.

       - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

       - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

       - Well-established access to a range of financial markets and assured sources of alternate liquidity.

       Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

       Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

       Issuers rated Not Prime do not fall within any of the Prime rating categories.

                            STATEMENT OF DIFFERENCES

       The dagger symbol shall be expressed as "D."

       Characters normally expressed as superscript shall be preceded by "pp."

                                                                      APPENDIX B



            Appendix A to Committee on Independent Directors Charter



            PROCEDURES FOR STOCKHOLDERS TO SUBMIT NOMINEE CANDIDATES


                             ADOPTED APRIL 7, 2004



A Fund stockholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee's consideration.



1. The stockholder must submit any such recommendation (a "Stockholder Recommendation") in writing to the relevant Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.



2. The Stockholder Recommendation must be delivered to, or mailed by certified mail, return receipt requested to and received at, the principal executive offices of the Fund at least 120 calendar days before the anniversary of the date on which the Fund's proxy statement was released to stockholders in connection with the previous year's annual meeting.



3.  The Stockholder Recommendation must include:


    (a) a statement in writing setting forth (i) the name, age, date of birth, business address, residence address, principal occupation or employment, and nationality of the person recommended by the stockholder (the "candidate"); (ii) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such stockholder by the candidate; (iii) any other information regarding the candidate called for with respect to director nominees by paragraphs
        (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of
        Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (iv) any other information regarding the candidate that would be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (v) whether the recommending stockholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Fund to made such determination;

   (b) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected;



   (c) the recommending stockholder's name and address as they appear on the Fund's books;



   (d) the class or series and number of all shares of the Fund owned beneficially and of record by the recommending stockholder; and



   (e) a description of all arrangements or understandings between the recommending stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending stockholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements:

     Part A -- None

     Part B -- Report of Independent Accountants**

(2) Exhibits:

    (a)  (i) Articles of Incorporation.*
         (ii) Amendment to Articles of Incorporation.*
    (b)  By-Laws.*
    (c)  Not applicable.
    (d)  Form of specimen share certificate.*
    (e)  Dividend Reinvestment and Cash Purchase Plan.*
    (f)  Not applicable.*
    (g)  Form of Investment Management Agreement.*
    (h)  (i) Form of Purchase Agreement.**
         (ii) Form of Agreement Among Underwriters.**
         (iii) Form of Master Dealer Agreement.**
    (i)  Not applicable.
    (j)  Form of Custodian Agreement.*
         (i) Form of Transfer Agency, Registrar and Dividend
    (k)      Disbursing Agency Agreement.*
         (ii) Form of Additional Compensation Agreement between the
         Investment Manager and Merrill Lynch, Pierce, Fenner & Smith
              Incorporated.**
         (iii) Form of Corporate Finance Services and Consulting
         Agreement between the Investment Manager and A.G. Edwards &
               Sons, Inc.**
         (iv) Form of Additional Compensation Agreement between the
         Investment Manager and UBS AG.**
    (l)  (i) Opinion and Consent of Willkie Farr & Gallagher LLP.**
         (ii) Opinion and Consent of Venable LLP.**
    (m)  Not applicable.
    (n)  Consent of Independent Accountants.**
    (o)  Not applicable.
    (p)  Purchase Agreement.*
    (q)  Not applicable.
    (r)  (i) Code of Ethics of the Fund.*
         (ii) Code of Ethics of the Investment Manager.*
    (s)  Power of Attorney.***

------------

  * Filed herewith.

 ** To be filed by amendment.

*** Filed as part of the signature page to this registration statement.

ITEM 25.  MARKETING ARRANGEMENTS

       See Exhibit 2(h).

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

       The approximate expenses in connection with the offering, all of which are being borne by the Registrant, are as follows:

SEC Registration Fees.......................................  $
New York Stock Exchange Listing Fee.........................  $
Printing and Engraving Expenses.............................  $
Legal Fees and Expenses.....................................  $
Auditing Fees and Expenses..................................  $
NASD Fees...................................................  $
Miscellaneous...............................................  $
                                                              --------
Total.......................................................  $
                                                              ========

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

       None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

TITLE OF CLASS                                                NUMBER OF RECORD HOLDERS
--------------                                                ------------------------
Common Stock, par value, $.01 per share.....................            None

ITEM 29.  INDEMNIFICATION

       The Articles of Incorporation of the Registrant provide that, to the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Registrant shall have any liability to the Registrant or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Registrant whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the corporation or its shareholders for money damages in certain instances.

       Article VIII of the Articles of Incorporation of the Registrant further provides that any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of the Fund, or is or was serving while a director or officer of the Fund at the request of the Fund as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Fund against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereinafter in force.

       In addition, the Fund shall also advance expenses to its currently acting and its former directors and officers to the fullest extent that advancement of expenses is permitted by the Maryland General Corporation Law, the Securities Act, and the 1940 Act. The Board of Directors may by Bylaw, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

       The Registrant's Articles of Incorporation also provide that no amendment to the charter of the Registrant shall affect any right of any person based on any event, omission or proceeding prior to the amendment. Reference is also made to the Investment Management Agreement, filed as Exhibit (g)(i) hereto and to the Underwriting Agreement, filed as Exhibit (h) hereto. Insofar as indemnification for liabilities under the 1933 Act may be permitted to the directors and officers, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is therefore unenforceable. If a claim for indemnification against such liabilities under the 1933 Act (other than for expenses incurred in a successful defense) is asserted against the Fund by the directors or officers in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT MANAGER

       The description of the Investment Manager under the caption "Management of the Fund" in the Prospectus and in the Statement of Additional Information, respectively, constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

       For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Investment Manager, reference is made to Form ADV filed with the Securities and Exchange Commission (Commission File No. 801-252) under the Investment Advisers Act of 1940 and incorporated herein by reference thereto.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

       The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder will be maintained as follows: journals, ledgers, securities records and other original records will be maintained principally at the offices of the Registrant's Investment Manager, 345 Park Avenue, New York, New York 10154; the Registrant's transfer agent, Scudder Investment Services Company, at 911 Main Street, Kansas City, Missouri 64105; and the Registrant's Custodian, Brown Brothers Harriman & Co. at 40 Water Street, Boston, Massachusetts 02109.

ITEM 32.  MANAGEMENT SERVICES

       Not applicable.

ITEM 33.  UNDERTAKINGS

       (1) The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

       (2) Not applicable.

       (3) Not applicable.

       (4) Not applicable.

       (5) The Registrant undertakes that:

                a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the 1933 Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

                b. for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

       (6) The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York and State of New York, on the 20th day of August 2004.


                                       SCUDDER GLOBAL COMMODITIES STOCK FUND,
                                       INC.

                                       By:      /s/ JULIAN F. SLUYTERS
                                          --------------------------------------
                                           Name: Julian F. Sluyters
                                           Title:   President and Chief
                                                    Executive Officer

                               POWER OF ATTORNEY

       Each person whose signature appears below, hereby makes, constitutes and appoints each of Julian F. Sluyters, Bruce Rosenblum and Charles A. Rizzo, with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Director of the Scudder Global Commodities Stock Fund, Inc., this registration statement on Form N-2 (including amendments thereto) to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

       Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


              SIGNATURE                                TITLE                      DATE
              ---------                                -----                      ----

        /s/ JULIAN F. SLUYTERS                  President and Chief          August 20, 2004
--------------------------------------           Executive Officer
          Julian F. Sluyters


         /s/ CHARLES A. RIZZO                      Treasurer and             August 20, 2004
--------------------------------------        Chief Financial Officer
           Charles A. Rizzo


       /s/ ROBERT J. CALLANDER                       Director                August 20, 2004
--------------------------------------
         Robert J. Callander


       /s/ VINCENT J. ESPOSITO                       Director                August 20, 2004
--------------------------------------
         Vincent J. Esposito


       /s/ KENNETH C. FROEWISS                       Director                August 20, 2004
--------------------------------------
         Kenneth C. Froewiss


         /s/ WILLIAM H. LUERS                        Director                August 20, 2004
--------------------------------------
           William H. Luers

              SIGNATURE                                TITLE                      DATE
              ---------                                -----                      ----


   /s/ RONALDO A. DA FROTA NOGUEIRA                  Director                August 20, 2004
--------------------------------------
     Ronaldo A. da Frota Nogueira


      /s/ SUSAN KAUFMAN PURCELL                      Director                August 20, 2004
--------------------------------------
        Susan Kaufman Purcell


            /s/ KESOP YUN                            Director                August 20, 2004
--------------------------------------
              Kesop Yun

                               INDEX TO EXHIBITS


    EXHIBIT NO.                     DESCRIPTION OF EXHIBIT
    -----------                     ----------------------
      (a)        (i) Articles of Incorporation.
                 (ii) Amendment to Articles of Incorporation.
      (b)        By-Laws.
      (d)        Form of specimen share certificate.
      (e)        Dividend Reinvestment and Cash Purchase Plan.
      (g)        Form of Investment Management Agreement.
      (j)        Form of Custodian Agreement.
      (k)        (i) Form of Transfer Agency, Registrar and Dividend
                     Disbursing Agency Agreement.
      (p)        Purchase Agreement.
      (r)        (i) Code of Ethics of the Fund.
                 (ii) Code of Ethics of the Investment Manager.
      (s)        Power of Attorney.*


------------


* Filed as part of the signature page to this registration statement.